EXHIBIT 10.22





                            Agreement of Lease

                                  BETWEEN



                            MID.CITY ASSOCIATES
                                                  Landlord

                                    AND

                     FIRST ALBANY COMPANIES INC.
                                                  Tenant





                        Premises in One Penn Plaza
                         New York, New York 10119



                    Dated:              March 21, 1996



Wien, Malkin & Bettex                     Leslie Susser, Esq.
Attorneys for Landlord                     Attorney for the Tenant
60 East 42nd Street                        6 East 43rd Street - 19th Floor
New York, New York 10165                   New York, New York  10017-4609
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                             TABLE OF CONTENTS
ARTICLE                                       PAGE
  1   Rent                                       2
  2   Occupancy                                  2
  S   Alterations and Installations              2
  4   Repairs                                    5
  5   Requirements of Law; Fire Insurance        6
  6   Subordination                              7
  7   Loss, Damage, Reimbursement, Liability, Etc8
  S   Destruction-Fire or Other Cause           10
  9   Eminent Domain                            12
 10   Assignment & Subletting                   15
 11   Access to Demised Premises                20
 12   Certificate of Occupancy                  21
 13   Bankruptcy                                21
 14   Default                                   24
 15   Remedies of Landlord; Waiver of Redemption25
 16   Fees and Expenses; Interest               27
 17   No Representations by Landlord            27
 18   End of Term                               28
 19   Quiet Enjoyment                           28
 20   Definitions                               29
 21   Adjacent Excavation-Shoring               29
 22   Rules and Regulations                     30
 23   No Waiver                                 31
 24   Waiver of Trial by Jury                   32
 25   Inability to Perform                      32
 26   Notices                                   33
 27   Services                                  34
 28   Escalation - Cost of Living Adjustments   42
 29   Building Energy Escalation                44
 30   Condition of Premises                     47
 31   Arbitration                               48
 32   Indemnity                                 48
 33   Vault and Basement Space                  48
 34   Occupancy and Use by Tenant               49
 35   Name of Building                          50
 36   Invalidity of Any Provision, Etc.         50
 37   Captions                                  51
 38   Certificate of Tenant                     51
 39   Security Deposit                          53
 40   Broker                                    54
 41   Possession                                54
 42   Submission of Lease                       55
 43   Memorandum of Lease                       55
 44   Successors and Assigns                    55

Exhibit A                                       59

Exhibit B                                       60

Exhibit C                                       65
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                          RIDER TABLE OF CONTENTS


Article                                                    Page


 45   Commencement Date; Term; Rent; Initial
             Alteration Work; Work Contribution              67

 46       Tax and Operating Expense Escalation               73

 47       Alterations                                        81

 48       Non-Disturbance Agreement                          84

 49       Renewal Option                                     85

 50       Expansion Space                                    89

 51       Miscellaneous                                      92

 52       Security Deposit/Letter of Credit                  96


     AGREEMENT OF LEASE made as of this 21st day of March 1996 between Min-Ciry ASSOCIATES, a general partnership with its office at 60 East 42nd Street, New York, New York 10165, hereinafter referred to as "Landlord", or "Lessor", and FIRST ALBANY COMPANIES' INC., a New York corporation with an office at 3O South pearl Street, Albany, New York 12207


                              hereinafter  referred  to  as  "Tenant",   or
                              "Lessee".

                                WITNESSETH:


          Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, in the building known as One Penn Plaza in the Borough of Manhattan, City of New York (hereinafter referred to as the "Building"), the following space: the entire rentable area of the 42nd Floor, consisting of approximately 33,774 rentable square feet



     (which space is hereinafter referred to as "the demised premises" or "the premises") approximately as shown on the plan or plans or diagram or diagrams annexed hereto as "Exhibit A" (or incorporated by reference into this Lease as though physically attached hereto);

     for the term of                          years to commence
                           and to end as in Article 45 provided
     (plus, if the term hereof commences on a day other than the first day of a month, so many days as are necessary for the term to end on the last day of the last month of the term) or until such term shall sooner cease and terminate as hereinafter provided; at fixed annual rental rates (without electricity) and subject to Article 28 adjustment) of $ set forth in Article 45 hereof.










     The first month's rent due under this Lease shall be paid by Tenant upon execution of this Lease.

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*  typical retail branch of a


                                     2
   Tenant agrees to pay said fixed annual rent in lawful money of the United States, in equal monthly installments in advance on the first day of each calendar month during said term, at the office of Landlord or such other place in the United States of America as Land-lord may designate, without any setoff or deduction whatsoever, except such deduction as may be occasioned by the occurrence of any event permitting or requiring a deduction from or abatement of rent as specifically set forth herein. Should the obligation to pay rent commence on any day other than on the first day of a month, then the fixed rent for the unexpired portion of such month shall be adjusted and prorated on a per diem basis.

   The parties hereto, for themselves, their heirs, distributees, execu tors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

                                 ARTICLE 1

                                   RENT

   1.01.Tenant shall pay the fixed annual rent and additional rent as above and as hereinafter provided, in United States legal tender, by cash or by good and sufficient check drawn on a New York City bank which is a member of the New York Clearing House or a successor thereto. All sums other than fixed annual rent payable by Tenant hereunder shall be deemed additional rent and payable on demand, unless other payment dates are hereinafter provided.

                                 ARTICLE 2

                                 OCCUPANCY

   2.01.                        Tenant  may  not  use  or  occupy   the
   demised premises as a *savings bank, state or Federal savings and loan association or commercial bank. or trust Company. Tenant shall use and occupy the demised premises solely for executive and general offices relating to Tenant's business,** and for no other purpose.

                                 ARTICLE 3

                       ALTERATIONS AND INSTALLATIONS

   3.01.Tenant shall make no alterations, installations, additions or Improvements in or to the demised premises without Landlord's
   ______________________
   **including for the installation, maintenance and operation in a portion of the demised premises of a securities trading room and computer room relating to Tenant's business and Tenant shall use and occupy the demised premises for no other purpose. Any such installation shall be effected in accordance with the applicable provisions of this Lease, including Articles 3 and 47, and in accordance with all applicable laws, rules and regulations.

   * Landlord will not unreasonably withhold or delay its approval of Tenant's contractors with respect to nonstructural interior alteration work which does not affect utility services or plumbing or electrical lines or other systems of the Building. Additionally, within ten (10) days after a written request by Tenant, Landlord shall provide Tenant with a list of three (3) additional contractors who are approved for work in the Building, for any work or trade specified by Tenant in its request.
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                                     3

   prior written consent; all such work shall be done only by contractors or mechanics designated by Landlord as approved for the Building. All such work, alterations, installations, additions and improvements shall be done at Tenant's sole expense and at such times and in such manner as Landlord may from time to time reasonably designate. Prior to commencement of such work, Tenant shall obtain and deliver to Landlord a written letter of authorization, in form satisfactory to Landlord's counsel, signed by all architects, engineers, surveyors and designers to become involved in such work, which shall confirm that*** any of their drawings or plans are to be removed from any filing with governmental authorities on the request of Landlord

   3.02. Any mechanic's lien, filed against the demised premises or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be discharged by Tenant at its expense within thirty (30) days after notice to Tenant, by payment, filing of the bond required by law, or otherwise.

   Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the demised premises.

   3.03. All alterations, installations, additions and improvements made and installed by Landlord, shall become and be the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease.

   3.04. All alterations, installations, additions and improvements made and installed by Tenant, or at Tenant's expense, upon or in the demised premises which are of a permanent nature and which cannot be removed without damage to the demised premises or Building, and all related telephone, telecommunications and data processing equipment and wiring and conduits, supplemental electrical cabling and wiring, and related items, shall become and be the property of Landlord and shall remain upon and be surrendered with the demised premises as a part thereof at the end of the term of this Lease.** except that the Landlord shall have the right and privilege at any time prior to or with three (3) months after the termination of the Lease to serve notice upon Tenant requiring that nay or all of such alterations, installations, additions and improvements, equipment, wiring, cabling and conduits, shall be removed and, in the event of service of such notice, Tenant will, at Tenant's own cost and expense, promptly remove the same in accordance with such request, and restore the premises to its original condition, ordinary wear and tear excepted. The obligations under this Section shall survive the expiration or sooner termination of the term of this Lease.

   **   See Rider Article 47 for Landlord's right to require Tenant to remove certain installations from the demised
   premises at the end of the term of this Lease.
   *** in the event such work is discontinued or abandoned,
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                                     4

   3.05. Where furnished by or at the expense of Tenant, all furniture, furnishings and trade fixtures, including without limitation, murals, business machines and equipment, counters, screens, grille work, special paneled doors, cages, partitions, metal railings, closets, paneling, lighting fixtures and equipment, drinking fountains, refrigerators, and any other movable property shall remain the property of Tenant which may at its option remove all or any part thereof at any time prior to the expiration of the term of this Lease. In case Tenant shall decide not to remove any part of such property, Tenant shall notify Landlord in writing not less than three (3) months prior to the expiration of the term of this Lease, specifying the items of property which it has decided not to remove. If, within thirty (30) days after the service of such notice, Landlord shall request Tenant to remove any of the said property, Tenant shall at its expense remove the same in accordance with such request. As to such property, which Landlord does not request Tenant to remove, the same shall be, if left by Tenant, deemed abandoned by Tenant and thereupon the same shall become the property of the Landlord.

   3.06. If any alterations, installations, additions, improvements or other property which Tenant shall have the right to remove or be requested by Landlord to remove as provided* hereinabove (herein in this Section 3.06 called the "property") are not removed on or prior to the expiration of the term of this Lease, Landlord shall have the right to remove said property and to dispose of the same without accountability to Tenant and at the sole and reasonable cost and expense of Tenant. In case of any damage to the demised premises or the Building resulting from the removal of the property, Tenant shall repair such damage or, in default thereof, shall reimburse Landlord for Landlord's reasonable cost in repairing such damage. The obligations under this Section shall survive the expiration or sooner termination of the term of this Lease.

   3.07.Tenant shall keep records of Tenant's alterations, installations, additions and improvements, and the cost thereof** Tenant shall, within 45 days after demand by Landlord, furnish to Landlord copies of such records and cost if Landlord shall require same in connection with any proceeding to reduce the assessed valuation of the Building, or in connection with any proceeding instituted pursuant to Article 9 hereof.


   *       in Articles 47 or 51 of this Lease
   **   , for a period of three (3) years after the completion of same.

   *     and subject to Section 7.05 of this Lease,
   **   within thirty (30) days after written notice of same (except in an emergency. in which case no such notice shall be required),
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                                     5

                                 ARTICLE 4

                                  REPAIRS

   4.01. Tenant shall take good care of the demised premises and the fixtures and appurtenances therein and shall promptly, at its sole cost and expense, make all repairs and replacements, necessary to keep the demised premises in good working order and condition including structural repairs when these which are made necessary by the act, omission or negligence of Tenant or its agents or employees (subject to Section 7.05 hereof). Except as otherwise provided in
   Section 3.05 of this Lease,* all damage or injury to the demised premises and to its fixtures, glass, appurtenances and equipment or to the Building or to its fixtures, glass, appurtenances and equipment caused by the moving of Tenant's property in or out of the Building, or by the installation or use of Tenant's property, or by the use of the demised premises in a manner contrary to the purposes for which same are leased to Tenant, shall be repaired, restored or replaced promptly by Tenant at its sole cost and expense, which repairs, restorations and replacements shall be in quality and class equal to the original work or installations. If Tenant fails to make such repairs, restorations or replacements**, same may be made by Landlord at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within 15 days after rendition of a bill therefor. Landlord, at Landlord's expense, shall effect all necessary repairs and replacements in and to the demised premises which are not the obligation of Tenant hereunder.***

   4.02. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord certifies that the floor of the demised premises will carry 50 pounds live load per square foot of floor space and 20 pounds for partitions per square foot of floor space. If Tenant shall desire a floor load in excess of that set forth above, Landlord agrees (provided Landlord's architects, in their sole discretion, find that the work necessary to increase such floor load does not adversely affect the structure of the Building, and further provided that such work will not interfere with the amount or availability of any space adjoining alongside, above or below the demised premises or unreasonably interfere with the occupancy of other tenants in the Building) to strengthen and reinforce the same so as to give the live load desired provided Tenant shall submit to Landlord the plans showing the locations of and the

   ______________________
   *** including, without limitation, any structural repair or replacement or any repair or replacement to the Building HVAC, electrical, mechanical or plumbing systems serving the demised premises, including leaks in the windows, and any repair or replacement to the exterior and public portions of the Building,**** **** provided (subject to Section 7.05 of this Lease) such repair or replacement is not made necessary by the act, omission or negligence of Tenant.

   ______________________
   *comparable first class building in mid-town Manhattan.
   **, unless such work is required to remedy a condition that threatens the health or safety of any occupant of the demised premises, in which case Landlord shall employ so-called overtime labor to remedy such condition.
   desired floor live load for the areas in question and provided further that Tenant shall agree to pay for or reimburse Landlord on demand for the cost of such strengthening and reinforcement as well as any other costs to and expenses of Landlord occasioned by or resulting from such strengthening or reinforcement.

   4.03.      Business machines and mechanical equipment  belonging  to
   Tenant which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any leased space to such a degree as to be reasonably objectionable to Landlord or to any other tenant in the Building shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring type vibration eliminators sufficient to absorb and prevent such vibration or noise, cold or heat. The parties hereto recognize that the operation of elevators, air conditioning and heating equipment will cause some vibration, noise, heat or cold which may be transmitted to other parts of the Building and demised premises. Landlord shall be under no obligation to endeavor to reduce such vibration, noise, heat or cold beyond what is customary in current good building practice for a building such as One Penn Plaza.*

   4.04. Except as provided in Article 25 hereof and except as otherwise provided in this Lease there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from the making of any repairs, alterations, additions or improvements in or to any portion of the Building or the demised premises or in or to fixtures, appurtenances or equipment thereof, provided that Landlord shall use reasonable diligence seek to minimize any interference with Tenant's business operations. Tenant understands that work will be effected on business days during normal business hours **

                                 ARTICLE 5

                    REQUIREMENTS OF LAW; FIRE INSURANCE

   5.01. Tenant, at its expense, shall comply with all laws, orders and regulations of Federal, State, County and Municipal authorities, and with any direction of any public officer or officers, pursuant to law, which shall impose any violation, order or duty upon Landlord or Tenant with respect to the demised premises, or the use or occupation thereof

   5.02. Tenant shall not do or permit to be done any act or thing upon said premises, which will invalidate or be in conflict with New York Standard fire insurance policies covering the Building, and fixtures and property therein, or which**** would increase the rate of fire

   ***provided such compliance is necessitated by Tenant's particular manner of use of the demised premises (as distinguished from general office use thereof.) Landlord agrees that it will comply with all laws, rules and regulations applicable to the demised premises or the Building, other than such laws, rules and regulations (i) with which Tenant is expressly obligated to comply by the terms of this Lease or (ii) which by the express provisions thereof are the direct obligation of Tenant. (See Section 14.04 for Tenant's right to contest legal requirements.)
   ****(based on Tenant's particular manner of use of the demised premises, as distinguished from general and executive office use thereof)
   insurance applicable to the Building to an amount higher than it otherwise would be; and Tenant shall neither* do nor permit to be done any act or thing upon said premises which shall or might subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon said premises; but nothing in this
   Section 5.02 shall prevent Tenant's use of the demised premises for the purposes stated in Article 2 hereof.

   5.03.      If  as  a result of** any act or omission  by  Tenant  or
   violation  of  this Lease, the rate of fire insurance applicable  to the Building shall be increased to an amount higher than it otherwise would be, Tenant shall reimburse Landlord for all increases of Landlord's fire insurance premiums so caused; such reimbursement to be additional rent payable upon the first day of the month following any outlay by Landlord for such increased fire insurance premiums. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or demised premises issued by the body making fire insurance rates for said premises, shall be presumptive evidence of the facts therein stated and of the several items and charges in the fire insurance rate then applicable to said premises.

                                 ARTICLE 6

                               SUBORDINAT!ON

   6.01. This Lease is subject and subordinate to that certain Agreement Restating Indenture of Lease, dated July 10, 1970 between The Bowery Savings Bank, as Lessor, and Mid-City Associates, as Lessee (hereinafter sometimes called "The Ground Lease") and to the rights of Lessor thereunder, and to al] first mortgages which may now or hereafter encumber The Ground Lease, and to all renewals, modifications, consolidations, replacements and extensions of The Ground Lease and of such mortgages.

   6.02. In the event of a termination of The Ground Lease, or if the interests of Landlord under this Lease are transferred by reason of or assigned in lieu of foreclosure or other proceedings for enforcement of any such mortgage, or if the holder of any such mortgage acquires a lease in substitution therefor, then the Tenant under this Lease will, at the option to be exercised in writing by the Lessor under said Ground Lease or such purchaser, assignee or lessee, as the case may be, (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this Lease on the Tenant's part to be performed with the same force and effect as if said Lessor or such

   *  knowingly or negligently
   **Tenant's particular manner of use of the demised premises (as distinguished from general office use thereof)
  purchaser, assignee or lessee, were the Landlord originally named in this Lease, or (ii) enter into a new lease with said Lessor or such purchaser, assignee or lessee, as Landlord, for the remaining term of this Lease and otherwise on the same terms and conditions and with the same options then remaining.

                                 ARTICLE 7

               LOSS, DAMAGE, REIMBURSEMENT, LIABILITY, ETC.

   7.01. Landlord or its agents shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building, or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless any of the foregoing shall be caused by or due to the negligence of Landlord, its agents, servants or employees.

   7.02. *Tenant shall reimburse Landlord for all expense, damages or fines incurred or suffered by Landlord, and for which Landlord has not been or will not be reimburse4 by insurance, by reason of any breach, violation or nonperformance by Tenant, or its agents, servants or employees, of any covenant or provision of this Lease, or by reason of damage to persons or property caused by moving property of or for Tenant in or out of the Building, or by the installation or removal of furniture or other property of or for Tenant except as provided in
   Section 3.05 of this Lease, or by reason of or arising out of the carelessness, negligence or improper conduct of Tenant, or its agents, servants or employees, in the use or occupancy of the demised premises.

   7.08. Tenant shall give Landlord notice in case of fire or accidents in the demised premises promptly after Tenant is aware of such event.

   7.04. Tenant agrees to look solely to Landlord's estate and interest in the land and Building, or the lease of the Building, or of the land and Building, and the demised premises*** the satisfaction of any right or remedy of tenant for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord, in the event of any liability by Landlord, and no other property or assets of Landlord shall be subject to levy, execution, attachment, or other enforcement procedure for the satisfaction of Tenant's remedies


   *Subject to section 7.05 of this Lease,
   **    (or  the  proceeds thereof, including the  net  proceeds  from insurance or any condemnation award)
   under or with respect to this Lease, the relationship of Landlord and tenant hereunder, or Tenant's use and occupancy of the demised premises, or any other liability of Landlord to Tenant (except for negligence).

   7.05. (a) Landlord agrees that, if obtainable at no additional cost, it will include in its fire insurance policies appropriate clauses pursuant to which the insurance companies (i) waive all right of subrogation against Tenant with respect 10 losses payable under such policies and/or (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policies. But should any additional premiums be exacted for any such clause or clauses, Landlord shall be released from the obligation hereby imposed unless Tenant shall agree to pay such additional premium.

          (b) Tenant agrees to include, if obtainable at no additional cost, in its fire insurance policy or policies on its furniture, furnish ings, fixtures and other property removable by Tenant under the pro-visions of its lease of space in the Building appropriate clauses pursuant to which the insurance company or companies (i) waive the right of subrogation against Landlord and any tenant of space in the Building who shall have executed a similar waiver as set forth in this section 7.05(b), with respect to losses payable under such policy or policies and/or (ii) agree that such policy or policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recovery against any party for losses covered by such policy or policies. But should any additional premium be exacted for any such clause or clauses, Tenant shall be released from the obligation hereby imposed unless Landlord or the other tenants shall agree to pay such additional premium.

          (c) Provided that Landlord's right of full recovery under its policy or policies aforesaid is not adversely affected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant, its servants, agents and employees, for loss or damage occurring to the Building and the fixtures, appurtenances and equipment therein, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant, its servants, agents or employees. Provided that Tenant's right of full recovery under its aforesaid policy or policies is not adversely affected or prejudiced thereby, Tenant hereby waives any and all right of

                                    10
   recovery which it might otherwise have against Landlord, its servants, and employees, and against every other tenant in the Building who shall have executed a similar waiver as set forth in this Section 7.05(c) for loss or damage to Tenant's furniture, furnishings, fixtures and other property removable by Tenant under the provisions hereof to the extent that same is covered by Tenant's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, its servants, agents or employees, or such other tenant and the servants, agents or employees thereof.

        (d) Landlord and Tenant hereby agree to advise the other promptly if the clauses to be included in their respective insurance policies pursuant to subparagraphs (a) and (b) above cannot be obtained. Landlord and Tenant hereby also agree to notify the other promptly of any cancellation or change of the terms of any such policy which would affect such clauses.

                                 ARTICLE 8

                      DESTRUCTION-FIRE OR OTHER CAUSE

   8.01. If the Building shall be partially damaged or destroyed or if the demised premises shall be partially or totally damaged or destroyed by fire, casualty or other cause, then, whether or not the damage or destruction shall have resulted from the fault or neglect of Tenant, or its servants, employees, agents, visitors or licensees (and if this Lease shall not have been canceled as in this article hereinafter provided), Landlord will repair the damage, and restore, replace, and rebuild the Building and the demised premises at its expense, with reasonable dispatch and continuity after notice to it of the damage or destruction; provided, however, that Landlord shall not be required to repair or replace any installation made by Tenant.* If the demised premises shall be partially damaged or partially destroyed, the rent and additional rent payable hereunder shall be abated to the extent that the demised premises shall have been rendered untenantable or unfit for Tenant's use and Tenant does not occupy such damaged or destroyed part of the premises on other than an emergency basis for the period from the date of such damage or destruction to the date that the damage shall be repaired or restored. If the demised premises or a major part thereof shall be totally, or substantially totally, damaged or destroyed or rendered completely, or substantially completely, Untenantable on account of fire, casualty or other cause, the rent and additional rent shall completely abate as of the date of the damage or


   *     which  is not covered by Landlord's fire insurance policy for  the
   Building.
   destruction and until Landlord shall repair, restore, replace and rebuild the demised premises (subject to Landlord's right to elect not to restore the same as hereinafter provided); provided, however, that should Tenant reoccupy a portion of the demised premises for the purpose of conducting business during the period the restoration work is taking place and prior to the date that the same is made completely tenantable, rent and additional rent shall be apportioned and payable by Tenant in proportion to the part of the demised premises occupied by it Nevertheless, in case of any substantial damage or destruction to the demised premises, Tenant, in addition to and without waiver of any other rights or remedies available to it, may cancel this Lease by written notice to Landlord, if (i) within 60 days from the date of the damage or destruction, Landlord does not file a proof of loss with its insurer; (ii) within 90 days of the date of damage or destruction Landlord does not let a contract or contracts which shall provide for the complete restoration of the demised one year premises within a period of one year two years from the date of the damage or destruction; (iii) work un3er. such contract or contracts has not commenced within 120 days of the date of said damage or destruction; or
   (iv) said work is not prosecuted with reasonable diligence to its completion; provided that Tenant shall not be entitled to cancel this Lease pursuant to this sentence more than thirty (30) days after Landlord shall have given written notice to Tenant that the state of facts specified in clause (i), (ii) or (iii) of this sentence, as the case may be, has occurred. The period for the commencement or completion of the required repairs and restoration work shall be extended by the number of days lost (not to exceed, however, nine months one year) in the event such loss results from strike, act of God, war, governmental action, national or state or municipal emergency, or any cause beyond the reasonable control of Landlord. *

   8.02. In case the Building or the demised premises shall be substantially damaged or destroyed by fire or other cause at any time during the last two years of the term of this Lease, then Landlord or Tenant may cancel this Lease upon written notice to the other party Tenant given within ninety (90) days after such damage or destruction.

   8.03. If the Building shall be so damaged at any time during the term of this Lease that Landlord shall decide to demolish it or to rebuild it, then in either of such events, Landlord may, within ninety
   (90) days after such fire or other casualty, elect to cancel this Lease by giving Tenant a notice in writing of such decision, and thereupon the


   *Notwithstanding the foregoing, in case of any substantial damage or destruction to the demised premises, and if Landlord, subject to
   Section 25.01 of this Lease (except that such one (1) year period shall not be extended by more than nine (9) months as a result of any such occurrence), shall not substantially complete such repair and restoration work within one (1) year after that date of the fire or other casualty, then Tenant may terminate this lease by thirty (30) days prior to written notice to Landlord (unless such work is substantially completed within thirty (30) days after Tenant gives such termination notice, in which case such termination notice shall be null and void and of nor force and effect.)

   *In connection with repair or restoration work in any portion of the demised premises, Landlord will use reasonable efforts to minimize any interference with Tenant's business operations in the remaining portion of the demised premises. Tenant understands that work will be effected on business days during normal business hours, unless such work is required to remedy a condition that threatens the health or safety of any occupant, in which case Landlord shall employ so-called overtime labor to remedy such condition.

                                    12
   term of this Lease shall expire by lapse of time upon the thirtieth day after such notice is given, and Tenant shall vacate the demised premises and surrender the same to Landlord.

   8.04. In the event of the termination of this Lease pursuant to the provisions of this Article, this Lease shall expire as fully and completely on the date fixed in such notice of termination as if that were the date definitely fixed for the expiration of this Lease, but the rent and additional rent shall be apportioned and shall be paid up to and including the date of such damage or destruction, and any prepaid rent or prepaid additional rent shall be refunded to Tenant.

   8.05. No damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the demised premises or of the Building. *

   8.06. The provisions of this Article shall be considered an express agreement governing any case of damage or destructi6n of the Building or the demised premises by fire or other casualty and Section 227 of the Real Property Law of the State of New York1 and any other law of like import now or hereafter in force providing for such contingency shall have no application.

                                 ARTICLE 9

                              EMINENT DOMAIN

   9.01. In the event that the whole of the demised premises shall be lawfully condemned or taken in any manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title (hereinafter referred to as the "date of taking"), and Tenant shall have no claim against Landlord for, or make any claim for, the value of any unexpired term of this Lease, and the rent and additional rent shall be apportioned as of such date.

   9.02. In the event that any part of the demised premises shall be so condemned or taken, then this Lease shall be and remain unaffected by such condemnation or taking, except that the rent and additional rent allocable to the part so taken shall be apportioned as of the date of taking provided, however, that Tenant may elect to cancel this Lease in the event that*** more than twenty-five (25%) of the demised premises should be so condemned or taken, provided such notice of election is given by Tenant to Landlord not later than thirty

   **    such  condemnation  or taking results in Tenant  being  unable  to reasonably use the demised premises for the purposes permitted hereunder (a "Material Taking"),

                                    13
   (30) days after the date when title shall vest in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date. Upon such partial taking and this Lease continuing in force as to any part of the demised premises, the rent and additional rent shall be diminished by an amount representing the part of said rent and additional rent properly applicable to the portion or portions of the demised premises which may be so condemned or taken. If as a result of the partial taking (and this Lease continuing in force as to the part of the demised premises not so taken), any part of the demised premises not taken is damaged. Landlord agrees with reasonable promptness to commence the work necessary to restore the damaged portion to the condition existing immediately prior to the taking, and prosecute the same with reasonable diligence to its completion. In the event Landlord and Tenant are unable to agree as to the amount by which the rent and additional rent shall be diminished, the matter shall be determined by arbitration in accordance with the provisions of Article 31 of this Lease. Pending such determination, Tenant shall pay to Landlord the rent as fixed by Landlord, subject to adjustment in accordance with the arbitration.

   9.03.      Nothing  hereinabove  provided  shall  preclude  Tenant  from appearing, claiming, proving and receiving in the condemnation proceeding, Tenant's moving expenses, and the value of Tenant's fixtures, or tenant1s alterations, installations and improvements which do not become part of the Building, or property of Landlord, provided Landlord's award is not thereby diminished.

   9.04. In the event* that more than twenty-five (25%) of the demised premises shall be so taken and Tenant shall not have elected to cancel this Lease as above provided, the entire award for a partial taking shall be paid to Landlord, and Landlord, at Landlord's own expense, shall to the extent of the net proceeds (after deducting reasonable expenses including attorneys' and appraisers' fees) of the award restore the unaffected part of the Building to substantially the same condition and tenantability as existed prior to the taking.

   Until said unaffected portion is restored, Tenant shall be entitled to a proportionate abatement of rent for that portion of the premises which is being restored and is not usable until the completion of the restoration or until the said portion of the premises is used by Tenant, whichever occurs sooner. Said unaffected portion shall be restored


   *     of a Material Taking
                                                                             t
                                                                             k
   within a reasonable time but not more than six (6) months after the taking provided, however, if Landlord is delayed by strike, lockout, the elements, or other causes beyond Landlord's control, the time for completion shall be extended for a period equivalent to the delay. Should Landlord fail to complete the restoration within the said six
   (6) months or the time as extended, Tenant may elect to cancel this Lease and the term hereby granted in the manner and with the same results as set forth in the next two sentences of this Section 9.04. If such partial taking shall occur in the last two years of the term hereby granted, either party, irrespective of the area of the space remaining, may elect to cancel this Lease and the term hereby granted, provided such party shall, within thirty (30) days after. such taking, give notice to that effect, and upon the giving of such notice, the rent shall be apportioned and paid to the date of expiration of the term specified and this Lease and the term hereby granted shall cease, expire and come to an end upon the expiration of said thirty days specified in said notice. If either party shall so elect to end this Lease and the term hereby granted, Landlord need not restore any part of the demised premises and the entire award for partial condemnation shall be paid to Landlord, and Tenant shall have no claim to any part thereof, except as to the items set forth in Section 9.03 where same are applicable.

   9.05. In the event a]l or any part of the demised premises shall be taken for a temporary use or occupancy, (a) demised term shall not be reduced or affected in any way except as provided in (d) below, (b)
   Tenant shall continue to be responsible for all of its obligations hereunder and shall continue to pay all rents and additional rents when due, (c) Tenant shall be entitled to receive that portion of the award which represents reimbursement for the cost of restoration of the demised premises, compensation for the use and occupancy of the demised premises and for any taking of Tenant's property, except that, if the temporary period of taking shall extend beyond the expiration of the term of this Lease, the portion of the award representing compensation for the use and occupancy of the demised premises shall be apportioned between Landlord and Tenant as of said expiration date of said term and Landlord shall receive that portion of the award which represents reimbursements for the cost of restoration of the demised premises, and
   (d) if the date of temporary taking of more than 25% of the demised premises shall occur during the last three (3) years of the term of this Lease. Tenant may elect to cancel this Lease by notice of election given by Tenant to Landlord not later than thirty (30) days after the date when title shall vest in the condemning authority. Upon the giving of such notice, this Lease shall terminate on the thirtieth day following the date of such notice and the rent and additional rent shall be apportioned as of such termination date, with Landlord, and not


   * (except as otherwise specifically provided in this Article).
   ** (except as otherwise specifically provided in this Article)
   *** but with a full release of Tenant from any and all obligations accruing under this Lease from and after the effective date of such assignment,


                                    15

   Tenant, to receive the portion of the award which represents reimburse ment for the cost of restoration of the demised premises and the portion of the award representing compensation for the use and occupancy of the demised premises for the time subsequent to the cancellation date.

                                ARTICLE 10

                         ASSIGNMENT AND SUBLETTING

   10.01. Tenant, for itself, its heirs, distributees, executors, admin istrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the demised premises or any part thereof to be used or occupied by others, without the prior written consent of Landlord in each instance.* The merger or consolidation of a corporate lessee or sublessee where the net worth of the resulting corporation is less than the net worth of the lessee or sublessee immediately prior to such merger or consolidation shall be deemed an assignment of this lease or of such sublease. If this Lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, undertenant or occupant, and apply the net amount collected to the rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted sublessee assign or encumber  its  sublease  or further sublet all or  any  portion  of  its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. A modification, amendment or extension of a sublease shall be deemed a sublease.

   10.02. If Tenant desires to assign this Lease or to sublet all or any portion of the demised premises, it shall** first submit in writing to Landlord the documents described in Section 10.03 hereof,
   and   shall  offer  in  writing,  (i)  with  respect  to  a  prospective assignment, to assign this Lease to Landlord without any payment of moneys or other consideration therefor,* or, (ii) with respect to a prospective subletting, to sublet to Landlord the portion of the demised premises involved "Leaseback Area") for the term specified by Tenant in its offer and at the lower of (a) Tenant's proposed subrental or (b) at the same rate of fixed rent and additional rent; and otherwise on the same terms,

                                    16
   covenants and conditions (including provisions relating to escalation rents), as are contained herein and as are allocable and applicable to the portion of the demised premises to be covered by such subletting. The offer shall specify the date when the Leaseback Area will be made available to Landlord, which date shall be in no event earlier than ninety (90) sixty (60) days nor later than one hundred eighty (180) days following the acceptance of the offer. If an offer of sublease is made, it shall in addition specify the duration of the term of the proposed sublease as fixed by Tenant, except that if the proposed sublease will result in all or substantially all of the demised premises being sublet, then Landlord shall have the option to extend the term of the proposed sublease for the balance of the term of this Lease less one (1) day.

        Landlord shall have a period of thirty (30) ninety (90) days from the receipt of such offer to either accept or reject the same. Landlord or its agents or designees shall have the right, during such time, at reasonable times during business hours, to enter the demised premises to exhibit same to prospective subtenants. If Landlord shall accept such offer, Tenant shall then execute and deliver to Landlord, or to anyone designated or named by Landlord, an assignment or sublease, as the case may be, in either case in a form reasonably satisfactory to Landlord's counsel.

           If a sublease is so made to Landlord or its designee, it shall expressly:

            (a) permit Landlord to make further subleases of all or any part of the Leaseback Area and (at no cost or expense to
            Tenant) to make and authorize any and all changes, alterations, installations and improvements in such space as Landlord may deem necessary for such subletting, at Landlord's expense;

            (b) provide that Tenant will at all times permit reasonably appropriate means of ingress to and egress from the Leaseback Area;

            (c) negate any intention that the estate created under such sublease be merged with any other estate held by either of the parties;

            (d) provide that Landlord shall accent the Leaseback Area "as is" except that Landlord, at Landlord's Tenant's expense, shall perform all such work and make all such alterations as may be required physically to separate the Leaseback Area from the remainder of the demised premises and to permit lawful occupancy, it being

   *   letter of intent with respect to
   ** (see Section 10.04 below), provided that the material terms thereof are substantially the same as those set forth in the letter of intent described in section 10.03 above.
   ***, provided that the material terms thereof are substantially the same as those set forth in the letter of intent described in Section
   10.03 above.
                                    17
            intended that Tenant shall have no other cost or expense in connection with the subletting of the Leaseback Area;

            (e) provide that at the expiration of the term of such sublease Tenant will accept the Leaseback Area in its then existing condition, subject to the obligations of Landlord to make such repairs thereto as may be necessary to preserve the Leaseback Area in good order and condition, ordinary wear and tear excepted.

        Landlord shall indemnify and save Tenant harmless from all ob ligations under this Lease as to the Leaseback Area during the period of time it is so sublet, except for fixed annual rent and additional rents, if any, due under the within Lease, which are in excess of the rent and additional rents due under such sublease.

         Subject to the foregoing, performance by Landlord, or its designee, under a sublease of the Leaseback Area shall be deemed performance by Tenant of any similar obligation under this Lease and any default under any such sublease shall not give rise to a default under a similar obligation contained in this Lease, nor shall Tenant be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the tenant under such sublease or is occasioned by or arises from any act or omission of any occupant holding under or pursuant to any such sublease.

   10.03. If Tenant requests Landlord's consent to a specific assign ment or subletting, it shall submit in writing to Landlord (i) the name and address of the proposed assignee or sublessee, (ii) a duly executed counterpart of *the proposed agreement of assignment or sublease***
   (iii) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or sublessee, and as to the nature of its proposed use of the space, and (iv) banking, financial or other credit information relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or sublessee.

   10.04. If Landlord shall not have accepted Tenant's offer, as provided in Section 10.02, then Landlord will not unreasonably withhold condition or delay its consent to Tenant's request for consent to such specific assignment or subletting*** (where Tenant will not move the conduct of its business to another building in New York City in violation of Article 34 hereof). ****Any consent of Landlord under this Article shall be subject to the terms of this Article and conditional upon there being no default by Tenant, beyond any grace period,


   **** Additionally, Landlord shall respond to Tenant with thirty (30) days after Tenant's offer and request to the specific assignment or subletting. If Landlord fails to respond with such thirty (30) day period, then Tenant may notify Landlord in writing of such failure. If Landlord again fails to respond with five (5) business days after it receives such notice, then Landlord shall be deemed to have consented to such request (provided such notice by Tenant reminds Landlord in writing that its failure to respond with such five (5) business day period will constitute such deemed consent by Landlord).

   * the costs of Tenant, if any, in effecting the transaction, including reasonable alteration costs, commissions, advertising costs and legal fees)
   ** When the primary purpose of the transaction is to transfer this lease; the


                                    18

   under any of the material terms, covenants and conditions of this Lease at the time that Landlord's consent to any subletting or assignment is requested and on the date of the commencement of the term of any proposed sublease & the effective date of any proposed assignment.

   10.05.Tenant understands and agrees that whether Landlord's written consent thereto is required or not required, no assignment or subletting shall be effective unless Tenant causes to be delivered to Landlord a duly executed copy of the sublease or assignment (unless it was theretofore delivered to Landlord). Any such sublease shall provide that the sublessee shall comply with all applicable terms and conditions of this Lease to be performed by the Tenant hereunder. Any such assignment of lease shall contain an assumption by the assignee of all of the terms, covenants and conditions of this Lease to be performed by the Tenant.

   10.06.If Landlord shall not have accepted any required Tenant's offer and/or Tenant effects any assignment or subletting then Tenant thereafter shall pay to Landlord a sum equal to (a) fifty percent (50%) of any rent or other consideration paid to Tenant by any subtenant which (after deducting the costs of Tenant, if any, in effecting the subletting, including reasonable alteration costs, commissions and legal fees) is in excess of the rent allocable to the subleased space which is then being paid by Tenant to Landlord pursuant to the terms hereof; and (b) fifty percent (50%) of any other profit or gain (after deducting* any necessary expenses incurred) realized by Tenant from any such subletting or assignment. All sums payable hereunder by Tenant shall be payable to Landlord as additional rent upon receipt thereof by Tenant.

   10.07.Anything herein contained to the contrary notwithstanding:

            (a) Tenant shall not advertise (but may list with-brokers) its space for assignment or subletting at a rental rate lower than the greater of the then Building rental rate for such space. Or the rental rate then being paid by Tenant to Landlord.

            (b) **The transfer of a majority of the issued and outstanding capital stock of, or of a controlling interest in, any corporate tenant or subtenant of this Lease or a majority of the total interest in any partnership tenant or subtenant, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions. shall be deemed an assignment of this Lease or of such sublease.*** The transfer of outstanding capital stock of any corporate tenant, for purposes of this Article, shall not include sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1984 as amended, and which sale is effected through "over-the-counter market" or through any recognized stock exchange.


   *** The conversion of a partnership tenant or subtenant to a liability company or limited liability partnership shall deemed an assignment of this Lease or of such sublease.

   *The term "Affiliate" as used in this Article shall mean any entity controlled by, controlling or under common control with Tenant. The term "control" shall mean ownership of more than fifty percent (50%) of the equity and voting interest in any entity.
   **and the reputation and experience of the transferee or of the resulting or surviving corporation, as the case may be (or, if it is a new entity,***
                                    19
            (c) No assignment or subletting shall be made:

              (i) To any person or entity which shall at that time be a tenant, subtenant or other occupant of any part of ~ of which the demised premises form a part, or who negotiated deals with Landlord or Landlord's agent (directly or through a broker) with respect to space in the building during the six (6) months immediately preceding Tenant's request for Landlord's consent;

              (ii) By the legal representatives of the Tenant or by any person to whom Tenant's interest under this Lease passes by operation of law, except in compliance with the provisions of this Article;

              (iii) To any person or entity for the conduct of a business which is not in keeping with the standards and the general character of the Building of which the demised premises form a part

   10.08.Anything hereinabove contained to the contrary notwithstanding, the offer-back to Landlord provisions of Section l0.02 and section
   10.06 hereof shall not apply to, and Landlord hereby grants will not reasonably withhold or delay its consent to, an assignment of this lease, or sublease of all or part of the demised premises, to: the parent of Tenant or to an Affiliate (as hereinafter defined) a wholly owned subsidiary of Tenant or of said parent of Tenant, provided the net worth of the transferor or sublessor after such transaction, is equal to or greater than its net worth immediately prior to such transaction, and provided also that any such transaction complies with the other provisions of this Article.*

   10.09.Anything hereinabove contained to the contrary notwithstanding, the offer-back to Landlord provisions of Section 10.02 hereof shall not apply to, and Landlord will not unreasonably withhold condition, or delay its consent to, an assignment of this Lease, or sublease of all or part of the demised premises, to: any corporation (i) to which substantially all the assets of Tenant are transferred or (ii) into which Tenant may be merged or consolidated, provided that the net worth experience and reputation of such transferee or of the resulting or surviving corporation, as the case may be, is equal to or greater than the net worth experience and reputation of Tenant and of any guarantor of this Lease immediately prior to such transfer** and provided, also, that any such transaction complies with the other provisions of this Article. ******

   10.10.No consent from Landlord shall be necessary under Sections 10.08 and 10.09 hereof where (i) reasonably satisfactory proof is delivered to Landlord that the net worth and other provisions of 10.08 and 10.09, as the case may be, and the other provisions of this Article, have been satisfied and (ii) Tenant (provided it is still in existence), in a writing reasonably satisfactory to Landlord's attorneys, agrees to remain primarily liable jointly and severally with any transferee**** or assignee, for the obligations of Tenant under this Lease.****

   ***the reputation and experience of its principals), it is reasonably acceptable to Landlord;
   ******(except that Section 10.06 shall only apply to the extent that a specific value is ascribed to the Lease in any of the documents relating to the transaction).

   *****or any other permitted securities brokerage firm
   ****10.11. If and so long as First Albany Companies Inc., or its Affiliate***** is in actual occupancy of the demised premises, and such party is not in default beyond any grace period under any of the material terms, covenants or conditions of this Lease, then the provisions of Section 10.02 shall not apply to, and Landlord hereby grants its consent to, the licensing by Tenant, from time to time, of up to an aggregate of fifteen percent (15%) of the rentable square foot area of the demised premises, for use by accountants, lawyers or securities industry professionals; but any such licensing shall be subject to all other applicable provisions of this Article.

   * The provisions of this Section 10.12 shall not apply if Landlord arbitrarily or in bad faith withholds, delays or conditions its consent or approval to any proposed assignment or subletting under this Article.

   10.11.In no event shall Tenant be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages
   (nor shall Tenant claim any money damages by way of setoff, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed its consent or approval to a proposed assignment or subletting as provided for in this Article. Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment. *

                                ARTICLE 11

                        ACCESS TO DEMISED PREMISES

   11.01.Tenant shall permit Landlord, or its agents or designees, to erect, use and maintain pipes, ducts and conduits in and through the demised premises, provided the same are installed adjacent to or concealed behind walls, floor and ceilings of the demised premises and are installed by such methods and at such locations as will not materially  interfere  with or impair Tenant's  layout  or  use  of  the demised premises or damage the appearance thereof** Landlord or its agents or designees shall have the right, but only upon request made to Tenant or any authorized employee of Tenant at the demised premises to enter the demised premises, other than vaults or other enclosures where money, securities or other valuables or confidential documents are kept, at reasonable times during business hours, for the making of such repairs or alterations as Landlord shall be required or shall have the right to make by the provisions of this Lease or any other lease in the Building and, subject to the foregoing, shall also have the right to enter the demised premises for the purpose of inspecting them or exhibiting them to prospective purchasers or lessees of the entire Building or to prospective mortgagees of the fee or of the Landlord's interest in the property of which the demised premises are a part or to prospective assignees of any such mortgages or to the holder of any mortgage on the Landlord's interest in the property, its agents or designees. Landlord shall be allowed to take all material into and upon the demised premises that may be required for the repairs or alterations above mentioned as the same is required for such purpose without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no wise abate, except as otherwise provided in this Lease, while said repairs or alterations are being made, by reason of loss or interruption of the business of


   **or reduce the rentable area of the demised premises (other than a de minimis extent).
   ***reasonable request (which shall be at least 24 hours notice, except in an emergency) made

   * Landlord, at its expense, shall repair any damage to the demised premises including Tenant's finish work, which is caused by any such work or as a result of any such entry of the demised premises by Landlord or its agents or employees.

   Tenant because of the prosecution of any such work provided that, Landlord shall seek use reasonable diligence to minimize any interference with Tenant's business operations, as in Section 4.04 provided. *

   11.02.Landlord or its agents or designees may, during the six (6) nine
   (9) months prior to the expiration of the term of this Lease, at reasonable times during business hours** enter the demised premises to exhibit same to prospective tenants.

   11.03.If Tenant shall not be personally present to open and permit an entry into the demised premises at any time when for any reason an entry therein shall be urgently necessary by reason of fire or other emergency,*** Landlord or Landlord's agents may forcibly enter the same without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reason able care to Tenant's property) and without in any manner affecting the obligations and covenants of this Lease.

                                ARTICLE 12

                         CERTIFICATE OR OCCUPANCY

   12.01.Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the Building. Landlord represents that the certificate of occupancy for the Building will permit the use of the demised premises for the purposes specified in this Lease. Landlord will make no changes in the Building which would result in a change in the certificate of occupancy which prevents Tenant from using the demised premises for the purposes specified in this Lease.

                                ARTICLE 13

                                BANKRUPTCY

   13.01.Subject to then applicable law and to the provisions of Section 13.03, if at any time prior to the date herein fixed as the commencement of the term of this Lease there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or a trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, this Lease shall ipso facto be canceled and terminated, in which event neither Tenant nor any person


   ** , after reasonable prior notice (which may be oral and given on the same day),
   *** and Landlord has used reasonable efforts to contact an authorized representative of Tenant, whose name and telephone number have theretofore been provided to Landlord in writing,
   claiming through or under Tenant or by virtue of any statute or of an order of any court shall be entitled to possession of the demised premises and Landlord, in addition to the other rights and remedies given by Section 13.04 hereof and by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security deposit or monies received by it from Tenant or others in behalf of Tenant upon the execution hereof.

   13.02.Subject to then applicable law and to the provisions of Section 13.03, if at the date fixed as the commencement of the term of this Lease or if at any time during the term hereby demised there shall be filed by or against Tenant in any court pursuant to any statute either of the United States or of any State a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement with creditors, Landlord may at Landlord's option, serve upon Tenant or any such trustee, receiver, or assignee, a notice in writing stating that this Lease and the term hereby granted shall cease and expire on the date specified in said notice, which date shall be not less than ten days after the serving of said notice, and this Lease and the term hereof shall then expire on the date so specified as if that date had originally been fixed in this Lease as the expiration date of the term herein granted.* (Thereupon, neither Tenant nor any person claiming through or under Tenant by virtue of any statute or of an order of any court shall be entitled to possession or to remain in possession of the demised premises but shall forthwith quit and surrender the premises, and Landlord, in addition to the other rights and remedies Landlord has by virtue of any other provision herein or elsewhere in this Lease contained or by virtue of any statute or rule of law, may retain as liquidated damages any rent, security, deposit or monies received by it from Tenant or others in behalf of Tenant.

   13.03.In the event that at any times mentioned in either Sections 13.01 or 13.02 there shall be instituted against Tenant an involuntary proceeding for bankruptcy, insolvency, reorganization or any other relief described in Sections 13.01 and 13.02, Tenant shall have 120 ninety (90) days in which to vacate or stay the same before this Lease shall terminate or before Landlord shall have any right to terminate this Lease, provided the rent and additional rent then in arrears, if any, are paid within thirty (30) fifteen (15) days after the institution of


   * Notwithstanding the foregoing, if and so long as Tenant is not in default under this Lease beyond any grace period, Landlord shall not exercise such termination right.
   such proceeding, and further provided that the rent and additional rent which shall thereafter become due and payable are paid when due, and Tenant shall not otherwise be in default in the performance of the terms and covenants of this Lease.

   13.04.In the event of the termination of this Lease pursuant to Sections 13.01, 13.02 or 13.03 hereof, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the then fair and reasonable rental value of the demised premises for the same period, if lower than the rent reserved at the time of termination. If such premises or any part thereof be re-let by Landlord for the unexpired term of said
   Lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be prima facie the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the, right of Landlord to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

   *30 (15 in case of a payment default)
   **(or its permitted designee, sublessee, licensee or other successor-in-interest)
   ***unless Tenant prevails in such action or preceding,

                                ARTICLE 14

                                  DEFAULT

   14.01. If Tenant defaults in fulfilling any of the covenants of this Lease, including the payment of rent or additional rent, or if the demised premises become abandoned vacant or deserted, then in any one or more of such events, upon Landlord serving a written* days' notice upon Tenant specifying the nature of said default and upon the expiration of said 30 (15)days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of such a nature that the same cannot be completely cured or remedied within said 30-day period and if Tenant shall not have diligently commenced to take action towards curing such default within such day period and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be occupied by someone other than Tenant** and such occupancy shall continue for a period of thirty (30) days after written notice from Landlord, then Landlord may serve a written 10 days' notice of cancellation of this Lease upon Tenant, and, upon the expiration of said 10 days, this Lease and the term hereunder and any rights of renewal or extension thereof shall end and expire as fully and completely as if the date of expiration of such 10-day period were the day herein originally fixed for the end and expiration of this Lease and the term hereof and Tenant shall then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided. If Tenant shall at any time default hereunder, and if Landlord shall institute an action or summary proceedings against Tenant based upon such default, then*** Tenant will reimburse Landlord for the expense of reasonable attorney's fees and disbursements thereby incurred by Landlord.

   14.02. If the notices provided for in Section 14.01 hereof shall have been given, and the term shall expire as aforesaid, or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein provided or any part of either or in making any other payment herein provided for, then and in any of such events Landlord may, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant, the legal representatives of Tenant or other occupant of the demised premises, by summary proceedings or otherwise and remove their effects and
   hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to reenter and to institute legal proceedings to that end.

   14.03.Notwithstanding any lease term expiration or termination under this Article 14 prior to the Lease expiration date originally fixed herein, Tenant's obligation to pay any and all rent and additional rent under this Lease shall continue to and cover all periods up to the date originally fixed for the expiration of the term hereof.

   14.04.Notwithstanding the provisions of Section 14.01 hereof, Tenant, at its own cost and expense, in its name and/or (wherever necessary) Landlord's name, may contest, in any manner permitted by law (including appeals to a court, or governmental department or authority having jurisdiction in the matter), the validity or the enforcement of any governmental act, regulation or directive with which Tenant is required to comply pursuant to this Lease, and may defer compliance therewith provided that:

          (a)such non-compliance shall not subject Landlord to criminal prosecution or subject the land and/or Building at One Penn Plaza, New York City to lien or sale;

           (b) such non-compliance shall not be in violation of any fee mortgage, or of any ground of underlying lease or any mortgage thereon;

          (c)Tenant shall first deliver to Landlord a surety bond issued by a surety company of recognized responsibility, or other security satisfactory to Landlord, indemnifying and protecting Landlord against any loss or injury by reason of such non-compliance; and

           (d) Tenant shall promptly and diligently prosecute such contest.

   Landlord, without expense or liability to it, shall cooperate with Tenant and execute any documents or pleadings required for such purpose, provided that Landlord shall reasonably be satisfied that the facts set forth in any such documents or pleadings are accurate.

                                ARTICLE 15
                REMEDIES OF LANDLORD; WAIVER OF REDEMPTION

   15.01.In case of such re-entry, expiration and/or dispossess by summary proceedings or otherwise as set forth in Article 14 hereof (a)
   the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such reasonable expenses as Landlord may incur for legal expenses, reasonable attorneys' fees, brokerage, and/or putting the demised premises in good order or for preparing the same for re-rental; (b) Landlord may re-let* the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent; and/or (c) Tenant shall also pay Landlord as damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure or refusal of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such damages there shall be added to the said deficiency such reasonable expenses as Landlord may incur in connection with re-letting, such as legal expenses, reasonable attorneys fees, brokerage and for keeping the demised premises in good order or for preparing the same for re-letting. Any such damages shall be paid in monthly installments by Tenant on the rent days specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, at Landlord's option, may make such alterations, repairs, replacements and/or decorations in the demised premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises; and the making of such alterations and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure or refusal to re-let the demised premises or any parts thereof, or, in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy, shall not preclude Landlord from any other remedy, in law or in equity.


   * (Landlord shall seek to relet the demised premises provided there is no other comparable space in the Building then available for leasing by Landlord

   15.02.Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise.

                                ARTICLE 16

                        FEES AND EXPENSES; INTEREST

   16.01.If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the covenants, terms or provisions in any Article of this Lease, (a) Landlord may remedy such default for the account of Tenant, immediately and without notice in case of emergency, or in any other case only provided that Tenant shall fail to remedy such default with all reasonable dispatch after Landlord shall have notified Tenant in writing of such default and the applicable grace period for curing such default shall have expired and (b) if Landlord makes any reasonable  expenditures or incurs any reasonable  obligations  for  the payment of money in connection with such default including, but not limited to, reasonable attorneys' fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord upon rendition of a bill to Tenant therefor.

   If Tenant is more than ten (10) day's late in making any payment due to Landlord from Tenant under this Lease, then interest shall become due and owing to Landlord on such payment from the date when it was due, computed as provided in Section 20.04 hereof.

                                ARTICLE 17

                      NO REPRESENTATIONS BY LANDLORD

   17.01. Landlord or Landlord's agents have made no representations or promises with respect to the said Building or demised premises except as herein expressly set forth. (SEE RIDER ARTICLE 51)

                                ARTICLE 18

                                END OF TERM
   18.01.Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the demised premises, broom clean, in good order and condition, ordinary wear and tear and damage by fire, the elements or other casualty excepted, and Tenant shall remove all of its property except as otherwise provided herein provided Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the term of this Lease.

   18.02.Tenant agrees it shall indemnify and save Landlord harmless against all costs, claims, loss or liability resulting from delay by Tenant in so surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Additionally, the parties recognize and agree that other damage to Landlord resulting from any failure by Tenant timely to surrender the premises will be substantial, will exceed the amount of monthly rent theretofore payable hereunder, and will be impossible of accurate measurement. Tenant therefore agrees that if possession of the premises is not surrendered to Landlord within ten (10) days one (1) day after the day of the expiration or sooner termination of the term of this Lease, then Tenant will pay Landlord, as liquidated damages, for each month and for each portion of any month during which Tenant holds over in the premises after expiration or termination of the term of this Lease, a sum equal two three times the average. rent and additional rent which was payable per month under this Lease during the last six months of the term thereof. The aforesaid obligations shall survive the expiration or sooner termination of the term of this Lease.

                                ARTICLE 19

                              QUIET ENJOYMENT

   19.01. Landlord covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease, and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

                                ARTICLE 20

                                DEFINITIONS

   20.01.The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the land and Building (or the owner of a lease of the Building or of the land and Building), so that in the event of any transfer of title to said land and Building or said lease, or in the event of a lease of the Building, or of the land and Building, upon notification to Tenant of such transfer or lease the said transferor Landlord shall be and hereby is entirely freed and relieved of all existing or future covenants, obligations and liabilities of Landlord hereunder, and it shall be deemed and construed as a covenant running with the land without further agreement between the parties or their successors in interest, or between the parties and the transferee of title to said land and Building or said lease, or the said lessee of the Building, or of the land and Building, that the transferee or the lessee has assumed and agreed to carry out any and all such covenants, obligations and liabilities of Landlord hereunder.

   20.02.The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

   20.03.The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the Federal, State or local government as legal holidays as well as all other days recognized as holidays under applicable union contracts.

   20.04.Except as otherwise specifically provided in this Lease, whenever payment of interest is required by the terms hereof, it shall be computed as follows: for an individual or partnership tenant, computed at the maximum legal rate of interest; for a corporate tenant, computed at* two (2%) percent per month unless there is an applicable maximum legal rate of interest which then shall be used.

                                ARTICLE 21

                        ADJACENT EXCAVATION-SHORING

   21.01.If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing


   * the lower of (i) the rate of interest publicly announced New York from time to time by Chase Manhattan Bank, N.A. its prime rate plus four percent (4%) per annum, or (ii) applicable maximum legal rate of interest

   *Landlord shall seek to cause such work to be effected in a manner which minimizes interference with Tenant's business operations in the demised premises.

   such work as shall be necessary to preserve the wall of or the Building of which the demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.*

                                ARTICLE 22

                           RULES AND REGULATIONS

   22.01.Tenant and Tenant's servants, employees and agents shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit B attached hereto and made part hereof entitled "Rules and Regulations" and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and of any of the Rules and Regulations as originally or as hereafter adopted, the provisions of this Lease shall control. Reasonable written notice of any additional Rules and Regulations shall be given to Tenant. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc., or to such impartial person or persons as he may designate, provided however, if Tenant objects to submitting the question to such Chairman or to his designee or designees, the same shall be submitted to arbitration as set forth in Article 81 hereof, and the determination of the Chairman, his designee or designees, or the arbitrators as the case may be, shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice in writing upon Landlord within 60 days after written notice to Tenant of the adoption of any such additional Rule or Regulation. Nothing in this Lease contained~shal1 be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees. Landlord shall enforce or not enforce the Rules and Regulations uniformly, and Landlord shall not apply the Rules and Regulations against Tenant in a discriminatory manner.

                                ARTICLE 23

                                 NO WAIVER

   23.01.No agreement to accept a surrender of this Lease shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of said premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agent shall not operate as a termination of this Lease or a surrender of the premises. In the event of Tenant at any time desiring to have Landlord sublet the premises  for  Tenant's  account,  Landlord  or  Landlord's  agents  are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth herein, or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord or payment by Tenant of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth herein, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, as the case may be unless such waiver be in writing signed by Landlord.* No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

   23.02.This Lease contains the entire agreement between the parties, and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


   *the other party.

                                ARTICLE 24

                          WAIVER OF TRIAL BY JURY

   24.01.Landlord and Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the demised premises, and/or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for non-payment of rent, Tenant will not interpose and does hereby waive the right to interpose any counterclaim of whatever nature or description in any such proceeding *

                                ARTICLE 25

                           INABILITY TO PERFORM

   25.01.If, by reason of (1) strike, (2) labor troubles, (3) governmental pre-emption in connection with a national emergency, (4) any rule, order or regulation of any governmental agency, (5) conditions of supply or demand which are affected by war or other national, state or municipal emergency, or (6) any cause beyond Landlord's control, Landlord shall be unable to fulfill its obligations under this Lease or shall be unable to supply any service which Landlord is obligated to supply, this Lease and Tenant's obligation to pay rent hereunder shall in no wise be affected, impaired or excused. As Landlord shall learn of the happening of any of the foregoing conditions, Landlord shall promptly notify Tenant of such event and, if ascertainable, its estimated duration, and will proceed promptly and diligently with the fulfillment of its obligations as soon as reasonably possible.

          If, for any reason whatsoever, unless the result of the causes set forth in numbers (l)-(6) of the first paragraph of this Section 25.01, or because of failure of the public utility supplying electricity or heat to the Building to supply such service: (a) all of the elevators in the banks of elevators which service the floor or floors on which the demised premises are located be inoperative for more than seven (7) ten (10) consecutive business days so that to obtain access to any floor of the demised premises it would be necessary to walk up or down more than four flights of stairs (a flight of stairs shall consist of all stairs in a


   * , provided Tenant does not thereby waive any defense or the right to assert such claim in a separate action or proceeding

   *,   in addition to any rights Tenant may have under this Lease or in law or at equity,
   **   Except for rent bills (which may be sent by regular mail) and emergency repair notices (which may be hand delivered to the demised premises), any
   ***  three (3) business days after
   public stairway of the Building between one floor and the floor above or below), unless elevators in a bank of elevators which service floors above or below the floors upon which the demised premises are located are in operation and if Tenant used same it would not be necessary to walk up or down more than four flights of stairs, or (b) if the heating or air conditioning system which services the demised premises be inoperative for a period of more than seven (7) ten (10) consecutive business days during the days when said system would normally be operating to service the Building, so that Tenant and its employees cannot and do not use, except on an emergency basis, part or all of the demised premises for the purposes for which the premises are leased, Tenant shall* be entitled to an abatement of rent for each day after said seven (7) ten (10) day period for such portion of the demised premises which is inaccessible or which cannot be used as above set forth.

                                ARTICLE 26

                                  NOTICES

   26.01.**Any notice or demand, consent, approval or disapproval required to be given by the terms and provisions of this Lease, or by any law or governmental regulation, either by Landlord to Tenant or by Tenant to Lan4lord, shall be in writing. Unless otherwise required by such law or regulation such notice or demand shall be given, and shall be deemed to have been served and given by Landlord and received by Tenant,*** when Landlord shall have deposited such notice or demand by registered or certified mail return receipt requested, enclosed in a securely closed post-paid. wrapper, in a United States Government general or branch post office, or official depository with the exclusive care and custody thereof, addressed to Tenant, at the address set forth after Tenant's name on page 1 of this Lease. After Tenant shall occupy the demised premises, the address of Tenant for notices, demands, consents, approvals or disapprovals shall be One Penn Plaza, New York, N.Y., 10119.**** Such notice, demand, consent, approval or disapproval shall be given, and shall be deemed to have been served and given by Tenant and received by Landlord,*** when Tenant shall have deposited such notice or demand by registered or certified mail return receipt requested, enclosed in a securely requested, closed postpaid wrapper, in a United States Government general or branch post office or, official depository with the exclusive care and custody thereof, addressed to Landlord at 60 East 42nd Street, New York, N.Y., 10165. Either party may, by notice as aforesaid, designate a different address or addresses for notices, demands, consents, approvals or disapprovals.




   ****, with a copy of any default notice to: First Albany Companies Inc., 30 South Pearl Street, Albany, New York 12207, Attention:
   General Counsel

   * Landlord represents that it is presently the policy of the Building that Landlord viii furnish such air-conditioning, ventilation and heating services on all weekdays except for: New Year's Day, Christmas Day, Memorial Day, Fourth of July, Labor Day and Thanksgiving Day; provided, however, that if any such holiday falls on a Saturday or Sunday and the applicable union observes such holiday on a weekday prior to or subsequent to such actual holiday then no such service will be provided on such weekday.

                                ARTICLE 27

   27.01.Landlord shall provide necessary passenger elevator facilities on business days from 8:00 A. M. to 6:00 P.M. and shall have sufficient elevators available at all other times. At Landlord's option, the elevators shall be operated by automatic control or by manual control, or by a combination of both of such methods. (SEE RIDER ARTICLE 51)

   27.02.Landlord at its expense shall cause the space in the demised premises other than any space used for the preparation or consumption of food or for storage to be kept clean in accordance with the standards set forth in Exhibit C attached hereto and made a part hereof entitled "Cleaning Schedule".

   27.03.(a)Landlord at its expense, shall, through the air conditioning system of the Building, furnish to the demised premises on an all year
   round basis, air conditioning, ventilation and            the hours
   from 8:00 A.M. to 6:00 P.M. on business days.* Provided tenant shall comply with Building Regulations, the air conditioning system will be designed to provide summer interior conditions of 78F when outside conditions are 95F and winter interior conditions of 68F with outside conditions of 10F.***

           (b)    Landlord  at  its  expense,  will  maintain***  the   air
   conditioning system in a manner befitting a first class building and will use all reasonable care to keep the same in proper and efficient operating condition. Tenant acknowledges that it has been advised that the conditions hereinbefore described cannot be maintained in the event of the occupancy of the demised premises by more than an average of one person for each 100 square feet of usable area or if Tenant installs and operates lighting, machines and appliances the total connected electrical load of which exceeds 4 1/2 watts per square foot of usable area.

          (c) Tenant agrees to keep and cause to be kept closed all the windows in and the exterior doors to the demised premises at all times, and Tenant agrees to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system.

          (d) The Tenant acknowledges it has been advised that the Building has sealed windows and that, therefore, the air in the



     **and repair (provided such repair is not necessitated by the act, omission or negligence of Tenant or its agents or employees)
   ***Landlord will turn on the air-conditioning system sufficiently in advance to enable the system to meet the design specifications set forth above, during the hours set forth above.

   *, but in no event at a rate greater than the then Building rate charged for such service. The rate for such overtime EVAC service shall be pro-rated between Tenant and any other Tenant who requests and receives such service at the same time as Tenant.
   **Subject to Sections 27.04(g) and (h) below, if
   demised premises can become stale and even unbreathable when the ventilating, air-conditioning, and heating system is not operating. Tenant agrees that Landlord shall not be obligated to operate such ventilating, air-conditioning, and heating system after or before regular business hours as set forth in Section 27.03(a) except after prior written notice from and payment by Tenant as hereinafter specified. Tenant agrees that Landlord's failure to operate such system in the absence of such notice and payment shall not be deemed a partial or other eviction, or disturbance of Tenant's use, enjoyment, or possession of the premises, and shall not render Landlord liable for damages, by abatement of rent or otherwise, and Tenant shall not be relieved from any obligation under this Lease. Landlord will provide Tenant with ventilation, air-conditioning; or heating at times other than during regular business hours, at the hourly rate hereinafter set forth, provided that Tenant shall give written notice prior to 1:00 P.M. in the case of such service on business days and prior to 1:00 P.
   M. on Fridays in the case of such service on Saturdays and Sundays (or 8:00 P.M. on the preceding business day, in the case of holidays). The hourly rate for such ventilating, air-conditioning, or heating service shall-be the Landlord's actual operating cost per hour plus 10% *

   27.04.(a) Landlord shall furnish to Tenant the electric energy which Tenant requires in the demised premises on a "rent inclusion" basis. There shall be no charge to Tenant therefor by way of measuring the same on any meter or otherwise, electric current being included as an additional service in the fixed annual rent payable hereunder. Landlord shall not in anywise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements, unless such change is caused by the willful or negligent act or omission of Landlord.

          (b) **and so long as Landlord provides electricity to the demised premises on a rent inclusion basis, Tenant agrees that the fixed annual rent shall be increased by the amount of the Electricity Rent Inclusion Factor (the "ERIF"), as hereinafter defined, to compensate Landlord as hereinafter provided, for its obtaining and making available to Tenant the redistribution of electric current as an additional service, through the presently installed electrical facilities, for Tenant's reason-able use of ordinary lighting and light office equipment, during ordinary business hours. The "Electricity Rent Inclusion Factor" shall
   mean the amount determined by applying the estimated connected electrical load of Tenant, which shall be deemed to be the demand (KW), and hours of use thereof, which shall be deemed to be the energy (KWH), as determined by the electrical consultant as hereinafter provided, to the rate charged for such load and energy usage in the SC-4, Rate I Service Classification in effect on March 1, 1996 May 1, 1992 (and not the time-of-day rate schedule, if any), as increased or decreased by all electricity cost changes of Landlord since March 1, 1996 May 1, 1992, as hereinafter provided.

          The parties acknowledge that the fixed annual rent hereinabove set forth has not yet been, but is to be, increased by the ERIF. Tenant, therefore, agrees to have the fixed annual rent hereinabove set forth so increased by an ERIF of $3.00 per rentable square foot, to be paid in equal monthly installments, in advance, from the date when Landlord commenced to furnish electricity to Tenant on a rent inclusion basis.

          If the cost to Landlord of electricity shall have been. or shall be, increased or decreased subsequent to March 1, 1996 May 1, 1992 (whether such change occurs prior to or during the term of this Lease), by change in Landlord's electric rates or service classifications, or by any increase or decrease subsequent to the last such electric rate or service classification change, in fuel adjustments or charges of any kind, or by taxes, imposed on Landlord's electricity purchases, or on Landlord's electricity redistribution, or for any other such reason, then the aforesaid ERIF portion of the fixed annual rent shall be changed in the same percentage as any such change in cost due to changes in electric rates or service classifications, and, also, Tenant's payment obligation, for electricity redistribution, shall change from time to time so as to reflect any such increase or decrease in fuel adjustments or charges, and such taxes.

          Any such percentage change in Landlord's cost due to change in Landlord's electric rates or service classifications, shall be computed on the basis of the average consumption of electricity for the Building for the twelve full months immediately prior to the rate change or other such change in cost, energy and demand, and any changed methods of or rules on billing for same, applied on a consistent basis to the new electric rate or service classification and to the immediately prior existing electric rate or service classification. The parties acknowledge that they understand that it is anticipated that electric rates, charges, etc., may be changed by virtue of time-of-day rates or other methods of billing, and that the foregoing reference to changes in methods of or rules on billing is intended to include any such change.

   The parties agree that a reputable, independent electrical consultant firm, selected by Landlord ("Landlord's consultant"), may from time to time make surveys in the demised premises covering the electrical equipment and fixtures and use of current therein. If such survey shall disclose a change in Tenant's connected electrical load or hours of energy use, then the connected electrical load and energy usage portion of the ERIF shall be changed in accordance with such survey, and the ERIF redetermined, accordingly, by Landlord's consultant. The fixed annual rent shall be appropriately adjusted effective as of the date of any such change in connected load and/or energy usage, as disclosed by said survey. In no event, whether because of surveys, rate changes or for any other reason, is such originally specified $2.85 per square foot ERIF portion of the fixed annual rent (plus any net increase thereof, but not decrease, by virtue of all electricity rate or service classification changes of Landlord subsequent to May 1, 1992) to be reduced.

   The determination of changes in the ERIF by Landlord's consultant shall be binding and conclusive on Landlord and on Tenant unless within thirty (30) fifteen (15) days after the delivery of copies of such determination to Landlord and Tenant, either Landlord or Tenant disputes such determination by written notice Landlord to the other.
   If Tenant either party disputes the determination, it shall, at its own expense, within sixty (60) forty-five (45) days after advising the other Landlord of such dispute, obtain from a reputable independent electrical consultant its own survey of Tenant's electrical lighting and power load and hours of energy use, and a determination of such change in the ERIF in accordance with the provisions of this Article. Tenant's consultant and Landlord's consultant then shall seek to agree on a finding of such determination of such change in the ERIF. If they cannot agree, they shall choose a third reputable electrical consultant whose cost shall be shared equally by Landlord and Tenant, to make a similar survey, and the determination of such ERIF change by such third electrical consultant shall be controlling. (If they cannot agree on such third consultant, within ten (10) days, then either party may apply to the Supreme Court in the County of New York for the appointment of such third consultant.) However, pending such determination, Tenant shall pay to Landlord the amount of ERIF as determined by Landlord's consultant; provided however, if the amount of ERIF determined as aforesaid by such third consultant is different from that determined by Landlord's consultant, then Landlord and Tenant shall make adjustment for any deficiency owed by Tenant or overage paid by Tenant pursuant to the determination of Landlord's consultant,

   *, provided Landlord does so, also, with respect to all other rent inclusion tenants on the same riser as Tenant, **, except as provided in Section 27.04(j), below.
   ***and light office equipment as described in Section 27.04(b) below

         (c) Landlord reserves the right to discontinue furnishing electric energy to Tenant* at any time upon sixty (60) days' written notice to Tenant, and from and after the effective date of such termina tion, Landlord shall no longer be obligated to furnish Tenant with electric energy, provided, however, that such termination date may be extended for a time reasonably necessary for Tenant to make arrange ments to obtain electric service directly from the public utility company servicing the Building. If Landlord exercises such right of termination, this Lease shall remain unaffected thereby and shall continue in full force and effect; and thereafter Tenant shall diligently arrange to obtain electric service directly from the public utility company servicing the Building, and may, at no charge to Tenant, utilize the then existing electric feeders, risers and wiring serving the demised premises to the extent available and safely capable of being used for such purpose and only to the extent of Tenant's then authorized connected load. Landlord shall be obligated to pay no part of any cost required for Tenant's direct electric service**.
   Commencing with the date when
   Tenant receives such direct service and as long as Tenant shall continue to receive such service, the fixed annual rental rate payable under this Lease shall be reduced by the amount of the ERIF portion thereof which; was payable hereunder immediately prior to the date when Tenant received such direct service.

          (d) Tenant agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the Building or the risers or wiring installation. Tenant agrees not to connect any additional electrical equipment of any type to the Building electric distribution system, other than typewriters, lamps and small office machines*** which consume comparable amounts of electricity, without Landlord's prior written consent, which consent shall not be unreason ably withheld, conditioned or delayed. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's reasonable judgment, the same are necessary and in Landlord's sole judgment will not cause permanent damage or injury. to the Building or the demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense to Landlord or interfere with or disturb other tenants or occupants.

          (e) Supplementing Section 86.03 hereof, if all or part of the ERIF payable in accordance with subdivision (b) of this Section 27.04 becomes uncollectible or reduced or refunded by virtue of any law, order or regulation, the parties agree that, at Landlord's option, in lieu of the ERIF, and in consideration of Tenant's use of the building's electrical distribution system and receipt of redistributed electricity and payment by Landlord of consultants' fees and other

                                    39A

         (g) Notwithstanding anything to the contrary set forth in this
   Section 27.04, the term "ordinary business hours" shall be deemed to include electricity for use on a 24 hour basis, if that use is consistent for the normal business operation of a brokerage office or is necessary to comply with the cleaning and other services to be performed by the Landlord, including those referred to on Exhibit C.

         (h) The phrase "Tenants reasonable use of ordinary lighting and light office equipment" referred to in Section 27.04(b) of this Lease shall be deemed to include Tenant's reasonable use of clocks, refrigerators, lamps, typewriters, fax machines, copiers, TVs, videos, fans, phones, microwaves, personal computers, and other machines and equipment which are then normal or customary for use in a securities brokerage office, and of supplemental HVAC units approved by Landlord as in Article 5l provided.

         (i) Landlord shall, at Landlord's expense, be responsible for all electric service redistributed to the demised premises, and shall repair or replace at its expense any electric meter, panel board and all wires, wiring, feeders, risers, conductors and other electrical equipment serving the demised premises, provided that the same have not been damaged by the act, omission or negligence of Tenant, its agents or employees.

         (j) Notwithstanding anything to the contrary set forth in Section 27.04(c) of this Lease, Landlord shall not discontinue furnishing redistributed electric energy until Tenant is reasonably able to obtain such electric energy directly from the public utility. Tenant has been advised that the public utility installs its meter(s) for its direct customers. All additional panel boards, feeders, risers, wiring, conductors and other electrical equipment, which may be required to obtain electric energy directly form the public utility, whether or not located within the demised premises, shall be installed and maintained by the Landlord at Landlord's expense where discontinuance is at the election of Landlord (as distinguished from future law or regulations requiring such change).

   *See Section 27.04(g), (h), (i) and (j) on page 39A following this page.
   ** (as distinguished from a normal office pantry)
   ***Tenant shall employ an exterminator reasonably acceptable to Landlord on a regular basis, redistribution costs, the fixed annual rental rate(s) to be paid under this Lease shall be increased by an "alternative charge" which shall be a sum equal to $3.00 per year per rentable sq. ft. of the demised premises, changed in the same percentage as any increases or decreases in the cost to Landlord for electricity for the entire building subsequent to May 1, 1992, March 1, 1996, because of rate changes, such percentage change to be computed as in subdivision (b) of this Section
   27.04 provided.

          (f) Anything hereinabove to the contrary notwithstanding, in no event is the ERIF or any "alternate charge" to be less than an amount equal to the total of Landlord's payment to the public utility for the electricity consumed by Tenant (and any taxes thereon or on redistribution of same) plus 5% thereof for transmission line loss, plus 15% thereof for other redistribution costs.

   27.05.* Subject to the provisions of Section 25.01, Landlord reserves the right to stop services on the air conditioning, elevator, plumbing and electric systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, provided that except in case of emergency, Landlord will notify Tenant in advance, if possible, of any such stoppage and, if ascertainable, its estimated duration, and will proceed diligently with the work necessary to resume such service as promptly as possible and in a manner so as to minimize interference with the Tenant's use and enjoyment of the demised premises.

   27.06.Landlord, at its expense will supply tenant with an adequate quantity of hot and cold water for lavatory, cleaning, pantry and drinking purposes. If Tenant requires water for any additional purpose, Tenant shall pay the cost thereof at the cost to Landlord as the same is measured by a meter to be installed and maintained at Tenant's expense.

   27.07.In the event Tenant shall employ any contractor to do in the demised premises any work permitted by Section 3.01 of this Lease, such contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the demised premises at least five (5) days prior to the beginning of work by such contractor or subcontractor.

   27.08.If Tenant is permitted hereunder to and does have a separate kitchen or cafeteria area for the preparation or consumption of food** in the demised premises, Tenant shall pay to Landlord the cost of removal from the Building of any refuse or rubbish from such area and*** the cost of employing on a regular basis, an exterminator to keep the demised premises free from vermin; and Tenant shall provide a refrigerated garbage storage room, the plans and specifications thereof to be



   *, except if delivered by U.P.S., Federal Express or the U.S. Postal
   Service.
   **, or may have light meals delivered to the Building from restaurants or delis outside the building (or front restaurants or delis in the commercial portion of the building),


                                    40
   approved by Landlord, or other means of disposing of garbage reasonably satisfactory to Landlord.

   27.09.It is expressly agreed that only Landlord or any one or more persons, firms or corporations authorized in writing by Landlord will be permitted to furnish: laundry, linen, towels, drinking water, ice and other similar supplies and services to tenants and licensees in the Building.

          Landlord may fix, in its own absolute reasonable discretion, at any time and from time to time, the hours during which and regulations under which such supplies and services are to be furnished. Landlord expressly reserves the right to act as or to designate, at any time and from time to time, an exclusive supplier of all or any one or more of the said supplies and services, provided that the quality thereof and the charges therefor are reasonably comparable to that of other suppliers; and Landlord furthermore expressly reserves the right to exclude from the Building any person, firm or corporation attempting to furnish any of said supplies or services but not so designated by Landlord.

   27.10.It is expressly agreed that only Landlord or any one or more persons, firms or corporations authorized in writing by Landlord will be permitted to sell, deliver or furnish any food or beverages whatsoever for consumption within the demised premises or elsewhere in the Building. Landlord expressly reserves the right to act as or to designate at any time, or from time to time, an exclusive supplier or suppliers of such food and beverages; and Landlord further expressly reserves the right to exclude from the Building any person, firm or corporation attempting to deliver or purvey any such food or beverages but not so designated by Landlord.* It is understood, however, that Tenant or regular office employees of Tenant who are not employed by any supplier of such food or beverages or by any person, firm or corporation engaged in the business of purveying such food or beverages may personally bring food or beverages into the Building** for consump tion within the demised premises by the said Tenant or employees of Tenant, but not for resale to or for consumption by any other tenant, or the employees or guests of any other tenant. Landlord may fix in its absolute reasonable discretion, at any time and from time to time, the hours during which, and the regulations under which food and beverages may be brought into the Building by Tenant or its regular employees.

   27.11.Tenant acknowledges that it has been advised that the cleaning contractor for the Building may be a division or affiliate of

   **    Landlord  represents  that  it is  currently  the  policy  of  the
   Building not to charge tenants for the removal from the demised premises of broken down cardboard boxes or recyclables.
   ***provided that the quality of service rendered is equivalent,

   Landlord. Tenant agrees to employ such contractor or such other office maintenance contractor as Landlord may from time to time designate, for all waxing, polishing, lamp replacement, cleaning and maintenance work of or in the demised premises, and Tenant's furniture, fixtures and equipment, provided that the quality thereof and the charges therefor are reasonably comparable to that of other contractors or individuals. Tenant shall not employ any other such contractor or individual without Landlord's prior written consent, but nothing herein contained shall prohibit Tenant from performing such work for itself by use of its own regular employees.

   27.12.Landlord will not be required to furnish any other services, except as provided in this Article 27, and except that Landlord agrees to provide on business days (not including Saturdays, Sundays and holidays) the cleaning set forth in Exhibit C hereof. Tenant shall pay to Landlord, on demand, a reasonable charge* for the removal from the demised premises of any refuse and rubbish of Tenant as shall not be contained in the waste receptacles described in Exhibit C.** Landlord, its cleaning contractor and their employees shall have after-hours access to the demised premises and the use of tenant's light, power and water in the demised premises as may be reasonably required for the purpose of cleaning the demised premises.

   27.18.If Tenant contests the reasonableness of any charges made by any supplier or contractor designated by Landlord as set forth in any section of this Article 27, Landlord and Tenant shall each obtain two bona fide bids for such work from independent reputable contractors, and not controlled directly or indirectly by Landlord or affiliated with Landlord or Landlord's Managing Agent, or by or with Tenant, and the average of the four bids thus obtained shall be the standard of comparison in determining the reasonableness of such charges. If the supplier or contractor designated by Landlord is unwilling to accept the average of such bids as full payment for its suppliers or services, Landlord may substitute another supplier or contractor who will accept such average as full payment,*** or if Landlord fails to make such substitution within fifteen (15) days after the ascertainment of the average of the bids, Tenant shall be free to make its own arrangements for such work or supplies for the remainder of the term.

   27.14.Landlord shall manage and maintain the Building as a first class office building. Tenant and its employees shall occupy and use the demised premises in a manner befitting such building.


   * (not to exceed the then Building's rate charged for such service)

                                ARTICLE 29

                  ESCALATION - COST OF LIVING ADJUSTMENTS

   28.01 The fixed annual rent reserved in this Lease and payable by Tenant hereunder shall be adjusted, as of the times and in the manner set forth in this Article:

     (a) Definitions: For the purposes of this Article 28 the following definitions shall apply:

           (i)     The  term  "Base Year" shall mean the full calendar  year
   during which the term of this                     Lease commences.

            (ii)   The  term  "Price Index" shall mean the "Consumer  Price
   Index"  published by the                 Bureau of Labor  Statistics  of
   the U.S. Department of Labor, All Items, New York, N.Y. - North-eastern, N.J., for urban wage earners and clerical
   workers,   or  a                       successor  or  substitute   index
   appropriately adjusted.

        (iii)      The term "Price Index or the Base Year" shall  mean  the
   average of the monthly All              Items Price Indexes for each  of
   the 12 months of the Base Year.

     (b)  Effective as of each January and July subsequent to the Base Year
   there  shall  be  made a              cost of living adjustment  of  the
   annual      rental     rate     payable     hereunder.     The      July
   adjustment  shall  be  based on the percentage  difference  between  the
   Price  Index  for  the                preceding month of  June  and  the
   Price  Index for the Base Year. The January adjustment             shall
   be  based on such percentage difference between the Price Index  of  the
   preceding                month of December and the Price Index  for  the
   Base Year.

        (i)   In  the  event the Price Index for June in any calendar  year
   during the term of this                 Lease reflects an increase  over
   the Price Index or the Base Year, then the fixed annual rent originally herein provided to be paid as of the July 1st following
   such  month of                 June (unchanged by any adjustments  under
   this  Article)  all  be  multiplied  by  the                  percentage
   difference between the Price Index for June and the Price Index for the Base Year, and the resulting sum shall be added to such fixed annual
   rent,  effective                    as of such July 1st.  Said  adjusted
   annual  rent shall thereafter be payable hereunder, in             equal
   monthly installments, until it is readjusted pursuant to the terms of this Lease.

        (ii)  In  the  event the Price Index for December in  any  calendar
   year  during the term of this            Lease reflects an increase over
   the  Price Index for the Base Year, then the fixed                annual
   rent  originally  herein  provided to be paid  as  of  the  January  1st
   following such                month of December (unchanged by an  adjust
   ments  under  this  Article) shall be                multiplied  by  the
   percentage difference between the Price Index for December and the Price Index for the Base Year, and the resulting sum shall be added
   to  such fixed            annual rent effective as of January 1st.  Said
   adjusted   annual   rent  shall  thereafter   be                 payable
   hereunder,  in  equal  monthly  installments,  until  it  is  readjusted
   pursuant to the          terms of this Lease.

                  The  following illustrates the  intention of the  parties
   hereto  as to the computation       of the aforementioned cost of living
   adjustment in the annual rent payable hereunder:

             Assuming  that  said fixed annual rent (is $10,000,  that  the
   Price  Index  for  the Base                Year was 102.0   d  that  the
   Price Index for the month of June, in a calendar year following the Base Year was 105.0, then the percentage in increase thus
   reflected,  i.e.,          2.941% (3.0/102.0) would  be  multiplied   by
   $10,000, and said fixed annual rent               would be increased  by
   $294.10 effective as of July 1st of said calendar year.

             In the event that the Price Index ceases to use 1982-1984=100 as the basis of calculation, or a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this Lease not been altered. In the event such Price Index (or a successor or substitute index) is not available, a reliable governmental or other non-partisan publication evaluating the information theretofore used in determining the Price Index shall be used.

          No adjustments or recomputations, retroactive or otherwise shall be made due to any revision which may later be made in the first published figure of the Price Index for any month.

          (c) The statements of the cost of living adjustment to be furnished by Landlord as provided in subdivision (b) above shall consist of data prepared for the Landlord by a firm of Certified Public Accountants (who may be the firm now or then currently employed by Landlord for the audit of its accounts). The statements thus furnished
   to Tenant shall constitute a final determination as between Landlord and Tenant of the cost of living adjustment for the periods represented thereby.

          (d) In no event shall the fixed annual rent originally provided to be paid under this Lease (exclusive of the adjustments under this Article) be reduced by virtue of this Article.

             (e)  Any delay or failure of Landlord , beyond July or January of any year, in computing or billing for the rent adjustments hereinabove provided, shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such rent adjustments hereunder.

             (f) Notwithstanding any expiration or termination of this Lease prior to the lease expiration date originally provided herein (except in the case of a cancellation by mutual agreement) Tenant's obligation to pay rent as adjusted under this Article shall continue and shall cover all periods up to said lease expiration date, and shall survive any earlier expiration or termination of this Lease.


                                ARTICLE 29

                        BUILDING ENERGY ESCALATION


   29.01 For purposes of this Article, the term "Building Energy Costs" shall mean the costs and expenses incurred or borne by Landlord for steam, oil, electricity or any other fuel or energy source purchased or used for the Building (other than electricity which is redistributed to tenants on a rent inclusion or a submetering basis); the parties acknowledge and agree that forty (40%) percent of the Building's payment to the public utility for the purchase of electricity shall be deemed to be payment for electricity purchased or used for the Building. The term "the proportionate share" shall mean a percentage computed on the basis of a fraction, the numerator of which is the rentable square foot area of the demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the Building (excluding garage space). The parties acknowledge and agree that the total rentable square foot area of the presently demised premises shall be deemed to be
   sq. ft., and that the rentable square foot area of the office and commercial space in the Building shall be deemed to be 2,072,136 sq. ft. The term "Base Year" shall mean the full calendar year prior to the year during which the term of this Lease commences. The term

   "comparative year" shall mean the calendar year in which the term of this Lease commences and each subsequent calendar year.

          If the Building Energy Costs for any comparative year shall be greater than those for the Base Year, Tenant shall pay to Landlord, as additional rent, a sum equal to Tenant's proportionate share of the excess of the Building Energy Costs for such comparative year over those for the Base Year (such amount being hereinafter called the "Energy Payment").

             1. Following the expiration of each comparative year and after receipt thereof from Landlord's certified public accountants, Landlord shall submit to Tenant a statement, certified by Landlord, setting forth the Building Energy Costs for the preceding comparative year and the Energy Payment, if any, due to Landlord from Tenant for such comparative year. The rendition of such statement to Tenant shall constitute prima facie proof of the accuracy thereof and, if such statement shows an Energy Payment due from Tenant to Landlord with respect to the preceding comparative year then (a) Tenant shall make payment  of  any  unpaid  portion thereof within  ten  (10)  days  after receipt of such statement; and (b) Tenant shall also pay to Landlord, as additional rent, within ten (10) days after receipt of such statement, an amount equal to the product obtained by multiplying the total Energy Payment for the preceding comparative year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current comparative year which shall have elapsed prior to the first day of the month immediately following the rendition of such statement; and (c) Tenant shall also pay to Landlord, as additional rent, commencing as of the first day of the month immediately following the rendition of such statement and on the first day of each month thereafter until a new statement is rendered, 1/12th of the total Energy Payment for the preceding comparative year. The aforesaid monthly payments based on the total Energy Payment for the preceding comparative year shall be adjusted to reflect, if Landlord can reasonably so estimate, known increases in rates, for the current comparative year, applicable to the categories involved in computing Building Energy Costs, whenever such increases become known prior to or during such current comparative year. The payments required to be made under (b) and (c) above shall be credited toward the Energy Payment due from Tenant for the then current comparative year, subject to adjustment as and when the statement for such current comparative year is rendered by Landlord

          Tenant shall make Energy Payments on account of such payments due for the first comparative year on the basis of reasonable estimates prepared by Landlord, payments to be made monthly on the first day of each month during such first comparative year. The payments based on such estimates shall then be adjusted by the parties following the expiration of said first comparative year, on the basis of landlord's actual costs for that year.

          Landlord's certified public accountant may rely on landlord's allocations and estimates wherever allocations or estimates are needed for Building Energy Costs. The statements of the Building Energy Costs thus furnished by Landlord to Tenant shall constitute a final determination as between Landlord and Tenant of the Building Energy Costs for the periods represented thereby, unless Tenant within sixty
   (60) days after they are furnished shall give a notice to Landlord that it disputes their accuracy or their appropriateness, which notice shall specify the particular respects in which the statement is inaccurate. Pending the resolution of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statements furnished by Landlord. After payment of said additional rent, Tenant shall have the right, during reasonable business hours and upon not less than five (5) business days' prior written notice to Landlord, to examine Landlord's books and records with respect to the foregoing, provided such examination is commenced within (30) days and concluded within sixty (60) days following the rendition of the statement in question.

          Any dispute as to said statement shall be resolved by arbitration in accordance with the provisions of Article 31 hereof, which arbitra tion shall be by three (3) arbitrators each of whom shall have at least ten (10) years' experience in the supervision of the operation and management of major office buildings in Manhattan.

             2. In no event shall the fixed annual rent under this Lease be reduced by virtue of this Article.

             3. If the commencement date of the term of this Lease is not the first day of the first comparative year, then the additional rent due hereunder for such first comparative year shall be a proportionate
   share  of  said additional rent for the entire comparative  year,   said
   proportionate share to be based upon the length of time that the Lease term shall have been in existence during such first comparative year. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default) whether the same be the date
   hereinabove set forth for the expiration of the term or nay prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord, if it was not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative year. Landlord shall as soon as practicable cause statements of the Building Energy Costs for that comparative year to be prepared and furnished to Tenant. Landlord and Tenant shall thereupon make appropriate adjustments of amounts then owing.

                      4. Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (3) above shall survive any expiration or termination of this Lease

         5. A    delay or failure of landlord in billing any Energy
   Payment hereinabove provided shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such Energy Payments hereunder.

                                ARTICLE 30

                           CONDITION OF PREMISES

   30.01.*   Tenant expressly acknowledges that it has inspected the
   demised premises and is fully familiar with the physical condition thereof. Tenant agrees to accept the demised premises in its as is condition and Tenant acknowledges that Landlord shall have no obligation to do any work in and to the demised premises in order to make them suitable and ready for occupancy and use by Tenant **except for any work which may be hereinafter specified in this Article as work which Landlord will substantially complete in the demised premises prior to the commencement date of the term of this Lease. If any such work is not so completed by Landlord prior to the commencement date of the term of this Lease then Tenant's obligation to pay fixed annual rent shall not commence until the substantial completion of any such work

                      [Any such Landlord's work is to be set forth at this point, or in a schedule annexed to this Lease]



   * Except as provided in Article 51 of this Lease, ** , except as provided in Article 46 hereof.

                                ARTICLE 31

                                ARBITRATION

   31.01.In each case specified in this Lease in which resort to arbitration shall be required, such arbitration (unless otherwise speci fically provided in other Sections of this Lease) shall be in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association and the provisions of this Lease, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

                                ARTICLE 32

                                 INDEMNITY

   32.01 Tenant shall indemnify and save Landlord harmless from and against any liability or expense arising from the use or occupation of the demised premises by Tenant or anyone on the premises with Tenant's permission, or from any breach of this Lease.


                                ARTICLE 33

                         VAULT AND BASEMENT SPACE

   33.01.Landlord shall have the right from time to time, to substitute for the basement space, if any, then occupied by Tenant, comparable space in the basement, provided Landlord shall give at least thirty
   (30) days' prior written notice to Tenant of its intention so to do. No vault or basement space not within the property line of the Building is leased hereunder, anything to the contrary indicated elsewhere in this Lease notwithstanding. Any vault or basement space not within the property line of the Building, which Tenant may be permitted to use or occupy, shall be used or occupied under revocable license and if the amount of such space be diminished or required by any governmental authority having jurisdiction, Landlord shall not be subject to any liability nor shall Tenant be entitled to abatement of rent, nor shall such diminution or abatement be deemed a constructive or actual eviction. Any fee or license charge or tax of municipal authorities for such vault or basement space shall be paid by Tenant to Landlord as additional rent within thirty (30) five (5) days after written demand therefor. If such fee, tax or charge shall be for vault or basement space greater in area than that occupied by Tenant, the charge to Tenant shall be pro-rated.

                                ARTICLE 34

                        OCCUPANCY AND USE BY TENANT

   34.01 (a) Tenant acknowledges that its continued occupancy of the demised premises, and the regular conduct of its business therein, are of utmost importance to the Landlord in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity, air conditioning, steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the building. Tenant therefore covenants and agrees that it will occupy the entire demised premises, and will conduct its business therein in the regular and usual manner, throughout the term of this Lease. Tenant acknowledges that Landlord is executing this Lease in reliance upon these covenants and that these covenants are a material element of consideration inducing the Landlord to execute this Lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct business therein, at any time during the term of this Lease, without the prior written consent of the Landlord, then all rent and additional rent reserved in this Lease from the date of such breach to the expiration date of this Lease shall become immediately due and payable to Landlord.

          (b) The parties recognize and agree that the damage to Landlord resulting from any breach of the covenants in subdivision (a) hereof will be extremely substantial, will be far greater than the rent payable for the balance of the term of this Lease, and will be impossible of accurate measurement. The parties, therefore, agree that in the event of a breach or threatened breach of the said covenants, in addition to all of Landlord's other rights and remedies, at law or in equity or otherwise, Landlord shall have the right of injunction to preserve Tenant's occupancy and use. The words "become vacant or deserted" as used elsewhere in this Lease shall include Tenant's failure to occupy or use as by this Article required.

          (c) If Tenant breaches either of the covenants in subdivision (a) above, and this Lease be terminated because of such default, then, in addition to Landlord's rights of re-entry, restoration, preparation for and rerental, and anything elsewhere in this Lease to the contrary notwithstanding, Landlord shall retain its right to judgment on and collection of Tenant's aforesaid obligation to make a single payment to Landlord of a sum equal to the total of all rent and additional rent reserved for the remainder of the original term of
   this Lease, subject to future credit or repayment to Tenant in the event of any rerenting of the premises by Landlord, after first deducting from rerental income all expenses incurred by Landlord in reducing to judgment or otherwise collecting Tenant's aforesaid obligation, and in obtaining possession of restoring, preparing for and re-letting the premises. In no event shall tenant be entitled to a credit or repayment for rerental income which exceeds the sums payable by Tenant hereunder or which covers a period after the original term of this Lease.


                                ARTICLE 35

                             NAME OF BUILDING

   35.01.Landlord shall have the full right at any time to name and change the name of the Building and to change the designated address of the Building. The Building may be named after any person, firm, or otherwise, whether or not such name is, or resembles, the name of a tenant of the Building.

                                ARTICLE 36

                     INVALIDITY OF ANY PROVISION, ETC.

   36.01.If any term, covenant, condition or provision of this Lease or the application thereof to any circumstance or to any person, firm or corporation shall be invalid or unenforceable to any extent, the remaining terms, covenants, conditions and provisions of this Lease or the application thereof to any circumstances or to any person, firm or corporation other than those as to which any term, covenant, condition or provision is held invalid or unenforceable, shall not be affected thereby and each remaining term, covenant, condition and provision of this Lease shall be valid and shall be enforceable to the fullest extent permitted by law.

   36.02.If any term, covenant, condition or provision of this Lease is found invalid or unenforceable to any extent, by a final judgment or award which shall not be subject to change by any appeal, then either party to this Lease may initiate an arbitration in accordance with the provisions of Article 31, which arbitration shall be by three (3) arbitrators each of whom shall have at least ten (10) years' experience in the supervision of the operation and management of major office buildings in Manhattan. Said arbitrators shall devise a valid and enforceable substitute term, covenant, condition or provision
   for this Lease which shall as nearly as possible carry out the intention of the parties with respect to the terms, covenant, condition or provisions theretofore found invalid or unenforceable. Such substitute term, covenant, condition or provision, as determined by the arbitrators, shall thereupon be deemed a part of this Lease.

   36.08.In the event the fixed annual rent or additional rent or any part thereof provided to be paid by Tenant under the provisions of this Lease during the demised term shall become uncollectible or shall be reduced or required to be reduced or refunded by virtue of any Federal, State, County or City law, order or regulation, or by any direction of a public officer or body pursuant to law, or the orders, rules, code or regulations of any organization or entity formed pursuant to law, whether such organization or entity be public or private, then
   Landlord, at its option, may at any time thereafter terminate this Lease, by not less than thirty (30) days' written notice to Tenant, on a date set forth in said notice, in which event this Lease and the term hereof shall terminate and come to an end on the date fixed in said notice as if the said date were the date originally fixed herein for the termination of the demised term. Landlord shall not have the right so to terminate this Lease if Tenant within such period of thirty (30) days shall in writing lawfully agree that the rentals herein reserved are a reasonable rental and agree to continue to pay said rentals, and if such agreement by Tenant shall then be legally enforceable by Landlord.

                                ARTICLE 37

                                 CAPTIONS

   37.01.The captions are inserted only as a matter of convenience and for reference, and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

                                ARTICLE 38

                           CERTIFICATE OF TENANT

   38.01.Tenant shall, without charge, at any time and from time to time, within twenty (20) ten (10) days after request by Landlord, deliver a written instrument to Landlord or any other person, firm or corporation specified by Landlord, duly executed and acknowledged, certifying:

       (a)That this Lease is unmodified and in full force and effect or,
   if there has been any    modification, that the same is in full force
   and effect as modified and stating any such  modification;

        (b) Whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants, or conditions of this Lease and any modification thereof upon the part of Tenant to be performed or complied with, and, if so, specifying the same;

        (c) The dates to which the basic rent, and additional rent, and other charges hereunder, have been paid; and

        (d) Whether the term of this Lease has commenced and rent become payable thereunder; and whether Tenant has accepted possession of the demised premises; and whether Landlord has substantially completed its required work under Article 30 hereof.

   38.02.Tenant agrees that, except for the first month's rent hereunder, it will pay no rent under this Lease more than thirty (30) days in advance of its due date, and, in the event of any act or omission by Landlord, Tenant will not exercise any right to terminate this Lease or to remedy the default and deduct the cost thereof from rent due hereunder until Tenant shall have given written notice of such act or omission to the Ground Lessor and to the holder of any first mortgage on the Ground Lease who shall have furnished such holder's last address to Tenant, and until a reasonable time for remedying such act or omission shall have elapsed following the giving of such notices, during which time such Lessor or holder shall have the right, but shall not be obligated, to remedy or cause to be remedied such act or omission.


   38.03 Anything in this Lease contained to the contrary notwithstanding, under no circumstances shall the holder of any first mortgage on the Ground Lease or, if the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of such mortgage, or if the holder of such mortgage acquires a lease in substitution therefor, then such purchaser, assignee, or lessee, as the case may be, whether or not it shall have succeeded to the interests of the landlord under this Lease, be subject to or liable for any offsets or deductions from rent, claims or defenses which the Tenant might have against any prior landlord under this Lease.

   ***The security deposit shall be deposited in an interest bearing account with a banking institution in New York City selected by Landlord, and any interest earned thereon (less the maximum administrative fee allowed by law to which Landlord shall be entitled under the law) shall be added onto and become part of the security deposit.

                                ARTICLE 39

                             SECURITY DEPOSIT

   39.01.Tenant has deposited with landlord the sum of $180,128 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is. agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this Lease, *including, but not limited to, the payment or rent and additional rent, landlord may (but shall not be required to) use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is so in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. Tenant shall, upon demand, deposit with Landlord the full amount of security deposit so used or applied by Landlord, in order that Landlord shall have the full security deposit on hand at all times during the term of this Lease. In the event that Tenant shall fully and faithfully comply with all of the material terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Landlord.** In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security: and Tenant agrees to look to the new Landlord solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its succes sors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.***



   *    beyond any applicable notice and/or grace period
   **   , except that Landlord may retain any portion of such security which Landlord reasonably believes is required to cure any then existing default with respect to any non-material term, provision, covenant or condition of this Lease.

                                ARTICLE 40

                                  BROKER

   40.01.Tenant represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the demised premises other than Helmsley-Spear, Inc. and The Galbreath Company. L.P.

   Tenant agrees to indemnify, defend and save Landlord harmless from and against any claims for fees or commissions from anyone other than Helmsley-Spear, Inc. and The Galbreath Company. L.P.

   with whom Tenant has dealt in connection with the demised premises or this Lease. Landlord agrees to pay any commission or fee owing to the aforesaid Helmsley-Spear, Inc. and The Galbreath Company. L.P.


                                ARTICLE 41

                                POSSESSION

   41.01.Supplementing Articles 25 and 80 hereof, if Landlord shall be unable to give possession of the premises on the commencement date of the term of this Lease, because of the holding-over or retention of possession of any tenant or occupant, or for any other reason, Landlord shall not be subject to any liability for such failure. In such event, this Lease shall stay in full force and effect, without extension of its term. However, the rent hereunder shall not commence until the premises are made available for occupancy by Tenant (with the substantial completion in the premises of any work required by this Lease to be completed therein by Landlord at Landlord's expense prior to the commencement date of the term of this Lease). If Landlord is unable to give possession of the premises on the commencement date of the term, because changes, repairs or decorations being made for Tenant's use at Tenant's expense have not been completed, there shall be no abatement of rent and the rent shall commence on the date specified herein. If permission is given to Tenant to occupy the premises, or other premises, prior to the commencement date of the term, such occupancy shall be deemed to be pursuant to the terms of this Lease, except that the parties shall separately agree as to the obligation of Tenant to pay rent for such occupancy. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

                                ARTICLE 42

                            SUBMISSION OF LEASE

   42.01.It is understood and agreed that this Lease is submitted to Tenant on the understanding that it shall not be considered an offer and shall not bind Landlord in any way until (i) Tenant has duly executed and delivered duplicate originals to Landlord and (ii) landlord has executed and delivered one of said originals to Tenant.

                                ARTICLE 43

                            MEMORANDUM OF LEASE

   43.01.This lease shall not be recorded without the prior written consent of Landlord. At the request of either party, Landlord and Tenant shall promptly execute, acknowledge and deliver a memorandum with respect to this Lease sufficient for recording. Such memorandum shall not in any circumstances be deemed to change or otherwise affect any of the obligations or provisions of this Lease.

                                ARTICLE 44

                          SUCCESSORS AND ASSIGNS

   44.01.The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

   IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

             SEE RIDERS ANNEXED HERETO AND MADE A PART HEREOF

                                        MID-CIT ASSOCIATES
                                              By: HELMSLEY-SPEAR, INC., Agent
Witness:  (as to Landlord)                                          (Landlord)

/s/ Jerome P. Cirillo                         By:  /s/ Daniel E. Nertha
---------------------                         -------------------------
                                                   Daniel E. Nertha
                                                   Vice-President

                                        FIRST ALBANY COMPANIES INC.
                                                       (Tenant)

                                        By:  /s/ Edwin T. Brondo
                                        Name:  Edwin T. Brondo
                                        Title:    Vice President

Tenant's Federal I.D. Number

   STATE OF NEW YORK}
   COUNTY OF NEW YORK  }   ss:   (Landlord)

            On the      day of             , 19,before me personally
   came                            ,residing at
                                   ,to me known and
   known to me to be a member of MID-CITY ASSOCIATES, a general Co-partnership and the person described in and who executed the foregoing instrument in the name of MID-CITY ASSOCIATES and he duly acknowledged to me that he executed the same as and for the act and deed of MID-CITY ASSOCIATES.


                                                 (Notary Public)

   STATE OF NEW YORK}
   COUNTY OF NEW YORK  }   ss:   (Landlord)

            On the   day of,19   , before me personally
   came                 , to me known, who being by me duly sworn, did
   depose and say that  he resides at                               , that
   he
   is the                   of HELMSLEY-SPEAR, INC., a New York
   corporation, the corporation mentioned in, and foregoing instrument;
   and that  he signed h         name thereto by
   order of the Board of Directors of said corporation.


                                                 (Notary Public)

   STATE OF NEW YORK}
   COUNTY OF NEW YORK  }   ss:   (Corporate Tenant)

            On the      day of             , 19,before me personally
   came                              ,to me known, who being by me
   duly sworn, did depose and say that he resides at
                                                    , that he
   is the                of
   a                            corporation, the corporation mentioned
   in, and which executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


                                                 (Notary Public)




   STATE OF NEW YORK}
   COUNTY OF NEW YORK  }   ss:   (Partnership Tenant)

            On the      day of             , 19,before me personally
   came                         ,residing at
                                     , to me known and known to me to be
   a member of             a              co-partnership and the person
   described in and who executed the foregoing instrument in the name of and he duly acknowledged to me that he executed the same as and for the act and deed of


                                                  (Notary Public)

   STATE OF NEW YORK}
   COUNTY OF NEW YORK  }   ss:   (Individual Tenant)

            On the      day of             , 19, before me personally
   came                         , to me known and known to me to be the
   individual described in, and who executed the foregoing instrument, and acknowledged to me that he executed the same.


                                                 (Notary Public)


                                 EXHIBIT A

         The plan(s) or diagram(s) comprising this Exhibit are attached hereto at the back cover of this Lease.

                                 EXHIBIT B

                           RULES AND REGULATIONS

   1. The sidewalks, and public portions of the Building, such as en trances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the demised premises.

   2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, louvered openings or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior written consent of Landlord* unless installed by Landlord.

   3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside of the demised premises or Building or on corridor walls. Signs on entrance door or doors shall conform to building standard signs, samples of which are on display in Landlord's rental office. Signs on entrance doors shall, at the tenant's expense, be inscribed, painted or affixed for each tenant by sign makers approved by Landlord.** In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

   4. The sashes, sash doors, skylights, windows, heating, ventilating and air conditioning vents and doors that reflect or admit light and air into the halls, passageways or other public places in the building shall not be covered or obstructed by any tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

   5. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the public halls, corridors or vestibules without the prior written consent of Landlord.



   * (which consent shall not be unreasonably withheld or delayed), **which approval shall not be unreasonably withheld or delayed.

   6. Whenever Tenant shall submit to landlord any plan, agreement or other document for Landlord's consent or approval, or review and acceptance, Tenant agrees to pay landlord as additional rent, on demand, a processing fee in a sum equal to the reasonable fee of any architect, engineer or attorney employed by landlord to review said plan, agreement or document. *

   7. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

   8. No tenant shall in any way deface any part of the demised premises or the Building of which they form a part. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

   9. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the premises. No cooking shall be done or permitted by any Tenant on said premises except in conformity to law and then only in the utility kitchen, if any, as set forth in Tenant's layout, which is to be primarily used by Tenant's employees for heating beverages and light snacks. No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from the demised premises.

   10. No space in the Building shall be used for manufacturing, distribution, or for the storage of merchandise or for the sale of merchandise, goods or property of any kind at auction.

   11. No tenant shall make or permit to be made. any unseemly or disturbing noises or disturbing noises or reasonably disturb or interfere with occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument,



   * The provisions of this Rule 6 shall not apply to the Initial Alteration Work (as hereinafter defined in Article 45).

   radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows or skylights or down the passageways.

   12. No tenant, nor any of the tenant's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, or chemical substance, other than reasonable amounts of cleaning fluids and solvents required in the normal operation of tenant's business offices.

   13. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in existing locks or the mechanism thereof, without the prior written approval of the landlord and unless and until a duplicate key is delivered to Landlord. Each tenant must, upon the termination of his tenancy, restore to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys, so furnished, such tenant shall pay to landlord the cost thereof.

   14. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description, must take place during the hours and pursuant to such procedures as Landlord or its agent may reasonably determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

   15. No tenant shall occupy or permit any portion of the premises demised to it to be occupied as an office for a public stenographer or typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, tobacco in any form, or as a barber or manicure shop or as a public employment bureau or agency, or for a* public finance (personal loan) business. No tenant shall engage or pay any employees on the demised premises, except those actually working for such tenant on said premises, nor advertise for laborers giving an address at said premises.

   16.    Landlord shall have the right to prohibit any advertising by  any
   tenant,   mentioning  the  Building,  which,  in  Landlord's  reasonable opinion, tends to impair the reputation of the Building or its



   * personal loan business (except as may be incidental to Tenant's business). The foregoing shall not apply to possession by Tenant and its employees of small quantities of liquor and tobacco for personal use, and of narcotics prescribed by a medical doctor or otherwise lawful for personal use.
   desirability as a building for offices, and upon written notice from landlord, tenants shall refrain from or discontinue such advertising.

   17. Landlord reserves the right to exclude from the Building between the hours of 6:00 P.M. and 8:00 A.M. and at all hours on Sundays and legal holidays all persons who do not present a pass to the Building signed by a tenant. Each tenant shall be responsible for all persons for whom such pass is issued and shall be liable to Landlord for all acts of such persons.

   18. At the option of Tenant Landlord, the Tenant may agree to purchase from
   Landlord or its agents all lamps and bulbs used in the demised premises and to pay for the cost of installation thereof.

   19. The premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

   20. Tenant shall employ pay to Landlord the cost of an exterminator* to keep the demised premises free from vermin.**

   21. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

   22.     Canvassing,  soliciting  and  peddling  in  the   Building   are
   prohibited and each tenant shall cooperate to prevent the same.

   23. There shall not be used in any space, or the public halls of any building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. No hand trucks shall be used in passenger elevators.

   24. Tenants, in order to obtain maximum effectiveness of the cooling system, shall lower and/or close Venetian or vertical blinds or drapes when the sun's rays fall directly on windows of demised premises and shall permit Landlord to install and maintain on the interior of said windows mylar or other such insulating materials.

   25. In order that the Building can and will maintain a uniform ap pearance to those outside of same, each Tenant in building perimeter areas shall (a) use only*** building standard lighting in



   *reasonably acceptable to Landlord
   **(or, at Tenant's option, Tenant may pay Landlord the reasonable cost of such exterminator, and Landlord will arrange for such service).
   *** lighting reasonably approved by Landlord
   areas  where  lighting is visible from the outside of the  Building  and
   (b) use only building standard venetian or vertical blinds* in window areas which are visible from the outside of the Building.

   26. Replacement of ceiling tiles after they are removed for Tenant by telephone company installers, in both the demised premises and the public corridors, will be charged to Tenant on a per tile basis. **

   27. All paneling, grounds or other wood products not considered fur niture shall be of fire retardant materials. Before installation of any such materials, certification of the materials' fire retardant characteristics shall be submitted to Landlord, or its agents, in a manner satisfactory to the Landlord.

   Whenever the above rules conflict with any of the rights or obligations of Tenant pursuant to the provisions of the Articles of this Lease, the provisions of the Articles shall govern.



   *    reasonably approved by landlord
   **    The  foregoing shall not apply to any full floor premises occupied by Tenant.

   **This Section ("Lavatories in the Core") is not part of Landlord's cleaning obligation under Section 27.12 of this Lease. This Section appears here soley as a reference in connection with Subdivision of Article 51 of this Lease.

                                 EXHIBIT C

                             CLEANING SCHEDULE
   GENERAL

     All linoleum, rubber, asphalt file and other similar types of hard-surfaced flooring to be swept nightly, using approved dust-check type of mop.

     All carpeting and rugs to be vacuum-cleaned nightly.

     Hand dust and wipe clean all furniture, fixtures and window sills nightly; wash sills when necessary.

     Empty and clean nightly all waste receptacles of customary office size.

     Empty and clean all ash trays and screen all sand urns nightly. Dust interior of all waste disposal cans and baskets nightly; damp-dust as necessary.

     Wash clean all water fountains and coolers nightly.

     Dust all telephones as necessary.

     Sweep all private stairway structures nightly.

   LAVATORIES IN THE CORE **

     Sweep and wash all lavatory floors nightly using proper disinfect-ants. Wash and polish all minors, powder shelves, bright work and enameled surfaces in all lavatories nightly.
     Wash and disinfect all basins, bowls and urinals throughout all lavatories, nightly.

     Wash all toilet seats, nightly.

     Empty paper towel receptacles and transport waste paper to designated area in basement, nightly.

     Fill toilet tissue holders, towel receptacles and soap dispensers, nightly.

     Empty sanitary disposal receptacles, nightly

     Thoroughly wash and polish all wall tile and stall surface as often as necessary.


   *Dust and clean all glass furniture tops with impregnated cloths.

                  RIDER ATTACHED TO AND FORKING A PART OF
               LEASE BETWEEN KID-CITIC ASSOCIATES, LANDLORD,
                  MD FIRST ALBANY COMPANIES INC., TENANT


                                ARTICLE 45

                  Commencement Date; Term; Rent; Initial
                 Alteration Work; Work Contribution, Etc.


   A. The term of this Lease shall commence on the date (the "Commencement Date") when this Lease is executed and delivered by Landlord and Tenant, and Landlord makes available to Tenant possession of the demised premises; and the term of this Lease shall expire on the last day of the twelfth Lease Year (as hereinafter defined), unless it shall sooner end as in this Lease provided.

         Landlord shall, in accordance with the foregoing, fix the Commencement Date and notify Tenant of the date so fixed. When the Commencement Date has so been determined; the parties hereto shall, within thirty (30) days thereafter, at Landlord's request, execute a written agreement confirming such date as the Commencement Date. Any failure of the parties to execute such written agreement shall not affect the validity of the Commencement Date as fixed and determined by Landlord, as aforesaid.

   The term "Lease Year" when used in this Lease shall mean the twelve months commencing on the first day of the month following the month in which occurs the Rent Commencement Date (as hereinafter defined) and each subsequent period of twelve months. The first Lease Year shall include the period, if any, from the Rent Commencement Date to the end of the month in which the Rent Commencement Date occurs.

   The term "Rent Commencement Date" when used in this Lease shall mean the date which is 150 days after the Commencement Date.

   B. Supplementing the preface of this Lease, Tenant shall pay Landlord fixed annual rent (without electricity and subject to increase by the Escalated Amount, as hereinafter defined and described in this Subdivision B) at the following rates:

                   $500,000 a year for the first Lease Year;

                   $750,000 a year for the second Lease Year;

                   $950,000 a year for the third Lease Year;

                   $1,013,220 a year for each of the fourth and fifth
   Lease Years;

                   $1,046,994 a year for each of the sixth, seventh,
   eighth and ninth Lease   Years; and

                   $1,080,768 a year for each of the tenth, eleventh and
   twelfth Lease   Years.

         The foregoing fixed annual rental rates shall be increased by an amount equal to the Escalated Amount (as hereinafter defined), for the period from January 1, 2000 through the expiration of the initial term of this Lease. For purposes of this Lease, the "Escalated Amount" shall mean an amount equal to the total of all real estate tax and operating expense escalation additional rent due under Article 46 of this Lease for the 1999 comparative year (as hereinafter defined in said Article 46). The Escalated Amount shall not include any amount paid under said Article 46 during the 1999 comparative year on account of any other comparative year. Landlord acknowledges that the final determination of the real estate tax and operating expense escalation additional rent due under said Article 46 for the 1999 comparative year may be delayed due to Tenant's right under said Article 46 to dispute such amounts and to audit Landlord's books and records with respect to the operating expenses for the Building; pending the resolution of any such dispute, the Escalated Amount shall be deemed to be the amounts set forth in the statements furnished to Tenant under Article 46 for the 1999 comparative year; upon the resolution of any such dispute (and the final determination of the real estate tax and operating expense escalation additional rent due under said Article 46 for the 1999 comparative year), Landlord and Tenant shall make adjustment for any overage paid by Tenant or for any deficiency owed by Tenant.

   C. Supplementing Article 41 of this Lease and Subdivision A of this Article:

         Tenant acknowledges that it has been advised that the demised premises is currently occupied by a certain tenant (the "Existing Tenant") pursuant to a certain lease with Landlord, the term of which expires on May 31, 1996.

         Landlord shall not be liable to Tenant in any way if the Existing Tenant fails to vacate all or any portion of the demised premises by or before the May 31, 1996 expiration date of the term of its Lease. However, if such tenant fails to vacate such space by or before such expiration date, Landlord will then use reasonable diligence to cause such tenant to vacate such space, including, without limitation, the commencement and diligent prosecution of a summary holdover dispossess proceeding.

         Notwithstanding anything contained herein to the contrary, if Landlord is unable to make possession of the demised premises available to Tenant within twelve (12) months after the date of this Lease, then, at Tenant's election to be exercised by written notice given by Tenant to Landlord within ten (10) days after the end of such twelve (12) month period (time being of the essence), unless Landlord makes possession of such space available to Tenant within twenty (20) days after the end of such ten (10) day period, the term of this Lease shall end as if the last day of such twelve (12) month period were the date originally set forth in this Lease as the expiration date of the term, and the parties shall have no further obligations or liabilities to each other hereunder, except that Landlord shall return any advance rent or security deposit paid by Tenant hereunder.

   D. Supplementing Article 30 of this Lease, Tenant agrees that it will effect all such alterations, additions and improvements in and to the demised premises as are necessary for Tenant to conduct its business therein (the "Initial Alteration Work"). Such Initial Alteration Work shall include the installation of all new partitions, floor covering, ceiling, wall covering, lighting, fixtures and equipment, so as to create a first class office installation in the demised premises. Such Initial Alteration Work may also include the installation in the demised premises of a file room, a computer room
   and an uninterrupted power supply (UPS)   Landlord agrees that the
   Initial Alteration Work may be effected in stages over a period of time between the commencement date of the term of this Lease and October 31, 1997.

         Tenant shall, within thirty (30) days after the execution of this Lease by Tenant, furnish Landlord for its approval a complete set of architectural and engineering plans and specifications for the Initial Alteration Work. Landlord, promptly upon receipt of same, shall approve such plans and specifications, or return them with advice as to what changes are required for its approval to be forthcoming. In the event such plans and specifications are so returned to Tenant, Tenant shall revise them to incorporate such changes as are required for Landlord's approval to be forthcoming and shall resubmit such revised plans and specifications to Landlord, within five (5) days after they are returned (unapproved) by Landlord. Such plan approval process shall continue until Landlord has approved a complete set of architectural and engineering plans and specifications for the Initial Alteration Work.

         Tenant, at its own cost and expense (except as provided in Subdivision F of this Article), will cause the Initial Alteration Work to be effected in a good and workmanlike manner, in accordance with Tenant's approved plans and specifications, in accordance with the provisions of Article 3, as supplemented by

   Article 47, and all other applicable provisions of this Lease, and in compliance with all applicable laws, rules and regulations.

   E. Landlord agrees that, at its sole cost and expense, it will effect the following work ("Landlord's Work") in and to the demised premises:

          (a) In connection with the Initial Alteration Work, Landlord shall be solely responsible for and shall, at Landlord's expense, cause to be effected any removal, encapsulation, encasement or other treatment of asbestos required by laws, rules, regulations or ordinances of any governmental authority having jurisdiction over the demised premises (and Landlord will provide Tenant with documentary evidence of such abatement work, including any form required in order for Tenant to obtain its building permit). However, Landlord and Tenant agree that any such compliance made necessary by improvements or other work effected by or for Tenant after Tenant opens for business at the demised premises, shall be effected at Tenant's expense

          (b) Landlord shall effect all work necessary to remove the internal stairway between the 41st and 42nd floors of the Building, including without limitation, the closing of the slab between such floors.

          (c) Tenant acknowledges that it has been advised that there is currently a 400 amp, 460 volts, three phase switch located on the 11th floor of the Building. Landlord will effect all work necessary to extend such existing electrical service to a new switch on the 42nd floor of the Building at a location designated by Landlord. It is further acknowledged and understood, however, that the extension of such electrical service to the 42nd floor of the Building will result in a so-called "line loss" of available amperage, resulting in actual delivered service of between 275 and 325 amps at 460 volts, three phase.

         Landlord will effect Landlord's Work in a good and workmanlike manner, and in accordance with all applicable laws, rules and regulations. Landlord will effect Landlord's Work simultaneously with the performance of the Initial Alteration Work by Tenant. Tenant shall cooperate with Landlord by providing Landlord and its contractors with such access to the demised premises as is necessary for Landlord to effect all of Landlord's Work. Landlord shall cooperate with Tenant by consulting with

   Tenant and its contractors and by using reasonable diligence to coordinate the performance of Landlord's Work with the performance of the Initial Alteration Work.

   F. Landlord will reimburse Tenant for up to the first $1,350,960 of the costs of labor and materials, excluding architectural and engineering fees and the costs of Tenant's personal property (as described in Section 3.05), in effecting the Initial Alteration Work. If such costs are lower than $1,350,960, then Landlord's aforedescribed contribution obligation shall be satisfied by its reimbursing Tenant such amount lower than $1,350,960. Any such costs in excess of $1,350,960 shall be paid promptly by Tenant.

         In connection with the Initial Alteration Work, Tenant shall provide Landlord with true copies of paid bills or bills which have been certified by Tenant as approved for payment, showing the cost of the items of the Initial Alteration Work to be included in the aforesaid total up to $1,350,960 and Landlord shall reimburse Tenant for the amount set forth in said bills in accordance with Landlord's obligation hereunder. (See Subdivision G of this Article.)

         The foregoing work contribution by Landlord shall be conditioned on Tenant not being in default, beyond any applicable notice and/or grace period, under any of the material terms, covenants and conditions of this Lease. Upon the occurrence of any such default by Tenant, such reimbursement obligation shall be deemed suspended unless and until Tenant fully cures such default, at which time such reimbursement obligation shall resume and continue until Tenant has received the full amount thereof (or Tenant again so defaults).

   G. Anything contained herein to the contrary notwithstanding, if Tenant, at any time during the term of this Lease after Tenant has been granted all or a portion of the work contribution described in this Article, breaches any covenant, condition or provision of this Lease and fails to cure such breach within any applicable grace period, and provided that this Lease is terminated by Landlord because of such default, then, in addition to all other damages and remedies herein provided and to which Landlord may otherwise be entitled, Landlord shall also be entitled to the repayment of the unamortized portion of any work contribution theretofore enjoyed by Tenant, which sum shall be deemed additional rent hereunder and shall be due upon demand by Landlord. Such unamortized portion shall be computed by multiplying the total work contribution enjoyed by Tenant hereunder by a fraction, the numerator of which shall be 144 minus the total number of calendar months of the term of this Lease which have elapsed after the Commencement Date but prior to such termination, and denominator of which shall be 144. The obligation of Tenant to pay such additional rent (or damages) to

   Landlord shall survive the expiration or sooner termination of the term of this Lease.

         Landlord agrees that any additional rent (or damages) which Tenant is obligated to pay to Landlord pursuant to the immediately preceding grammatical paragraph shall be set off against any damages which Tenant is obligated to pay to Landlord on account of any future rents or additional rents under this Lease (see subdivisions (a) and (c) of Section 15.01).

   H. If and so long as Tenant shall not be in default under any of the material terms, covenants or conditions of this Lease, beyond any grace period, Tenant shall be entitled to a rent credit in the amount of $33,415, which rent credit shall be applied, until fully depleted, against the first fixed annual rents due to Landlord under this Lease.

                       RIDER ATTACHED TO AND FORMING
                          A PART OF LEASE BETWEEN
                       MID-CITY ASSOCIATES, LANDLORD
               AND FIRST ALBANY COMPANIES INC.      ,TENANT

                                    73
                                ARTICLE 46
                   TAX AND OPERATING EXPENSE ESCALATION

          Tenant shall pay to landlord, as additional rent, tax escalation and operating expense escalation in accordance with this Article:

          (a) Definitions: For the purpose of this Article, the following definitions shall apply:

            (i)The term "base year" as hereinafter set forth for the determination of expense escalation, shall mean the calendar year 1997.

            (ii) The term "base tax year" as hereinafter set forth for the determination of real estate tax escalation shall mean the average of the New York City real estate tax years commencing July 1, 1996 and ending June 30, 1997 and commencing July 1, 1997 and ending June 30, 1998 (i.e. "base tax year" representing an amount of taxes).*

            (iii) The term "The Percentage" shall mean 1.630 percent (1.630%) for real estate tax escalation and shall mean 1.751 percent (1,751%) for expense escalation. The Percentage has been computed on the basis of a fraction, the numerator of which is the rentable square foot area of the presently demised premises and the denominator of which is the total rentable square foot area of the office and commercial space in the building project (excluding garage space), for tax escalation and the denominator of which is the total rentable square foot area of the office space in the building project, for expense escalation. The parties acknowledge and agree that the total rentable square foot area of the presently demised premises shall be deemed to be
          33.774 sq. ft., and that the rentable square foot area of the office and commercial space in the building project shall be deemed to be 2,072,136 sq. ft. and that of its office space shall be deemed to be 1,928,539 sq. ft.

            (iv) The term "the building project" shall mean all of the land together with the improvements in which landlord has an interest below 33rd Street, in Pennsylvania Station and below, on and above ground level in the block bounded by 34th Street, 8th Avenue, 33rd Street, and 7th Avenue, exclusive of the frontage 100 feet deep west of 7th Avenue and the frontage 52 feet 5 1/2 inches deep east of 8th Avenue (i.e., Block 783. Lot 1).

            (v) The term "comparative year" for tax escalation and shall mean the New York City real estate tax year commencing July 1, 19 and each subsequent period of twelve (12) months;* for expense

   * or such other period of twelve (12) months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes by the City of New York.
   *From and after January 1, 2000, the "base year" shall mean the calendar year 1999, and the "base tax year" shall mean the average of the New York City real estate tax years commencing July 1, 1998 and ending June 30, 1999 and ending June 30, 2000 (i.e., "base tax Year" representing an amount of taxes).


   ****Where more than one assessment is imposed by the City of New York for any tax year, whether denominated an "actual assessment" or a "transitional assessment" or otherwise, the phrases herein "assessed value" and "assessments" shall mean whichever of the actual, transitional or other assessment is designated by the City of New York as the taxable amount for that tax year.
   ***** (and, from and after January 1, 2000, for each of tax year 1998/99 and tax year 1999/2000)

                                    74
   escalation  "comparative  year"  shall  mean  the  twelve  (12)   months
   following  the  base  year and each subsequent  period  of  twelve  (12)
   months *

                 (vi) The term "real estate taxes" shall mean the total  of all  taxes and special or other assessments levied, assessed or  imposed
   at            any time by any governmental authority upon or against the building project** and also any tax or assessment levied, assessed or imposed at any time by any governmental authority in connection with the receipt of income or rents from said building project to the extent that same shall be in lieu of all or a portion of any of the aforesaid taxes or assessments, or additions or increases thereof, upon or against said building project*** a due to a future change in the method of taxation or in the taxing authority, or for any other reason, such franchise, income, transit, profit or other tax or governmental imposition, however designated, shall be levied against Landlord in substitution in whole or in part for the real estate taxes, or in lieu of additions to or increases of said real estate taxes. Then such francise, income, transit, profit or other tax or governmental imposition shall be deemed to be included within the definition of "real estate taxes" for the purpose hereof. As to special assessments which are payable over a period of time extending beyond the term of this Lease, only a pro rata portion thereof, covering the portion of the term of this Lease unexpired at the time of the imposition of such assessment, shall be included in "real estate taxes". If, by law, any assessment may be paid in installments, then, for the purposes hereof
   (a) such assessment shall be deemed to have been payable in the maximum number of installments permitted by law and (b) there shall be included in real estate taxes, for each comparative year in which such installments may be paid, the installments of such assessment so becoming payable during such comparative year, together with interest payable during such comparative year.

          (vii)****Where a "transition assessment" is imposed by the City of New York for any tax (fiscal) year, then the phases "assessed value" and "assessments" shall mean the transition assessment for that tax (fiscal) year.

   (viii) The phrase "real estate taxes payable during the base tax year" shall mean that amount obtained by multiplying the assessed value of the building project for each of tax year 1996/97 and tax year
   1997/98***** by the applicable tax rate for such year and then obtaining the avenge of the taxes for such two tax years.








   *(so that real estate taxes for any comparative year will be the average of the real estate taxes payable for two different tax years). **, any assessment by a business improvement district (BID), ***A franchise, income, transit, profit or other tax or governmental imposition shall not be included within the definition of real real estate taxes for purposes hereof, unless,

   * (calculated in accordance with generally applied real estate practice, consistently applied)
   **    the  following  if  incurred or borne  in  accordance  with  sound management practices:
   ***,provided the same are not leased or to be leased to space tenants;

          (ix) The term "Expenses" shall mean the total of all the costs and expenses incurred or borne by Landlord* with respect to the operation and maintenance of the building project and the services provided tenants therein, including, but not limited to, the costs and expenses incurred for and with respect to** steam and any other fuel; water rates and sewer rents; air-conditioning; ventilation and heating; cleaning, by contract or otherwise, window washing (interior and exterior); elevators; escalators; porter and matron service; Building electric current;* protection and security; lobby decoration, repairs; association fees or dues; maintenance; painting of non-tenant areas*** replacements and improvements which are appropriate for the continued operation of the building project**** fire, extended coverage, boiler and machinery, sprinkler, apparatus, public liability and property damage, rental and plate glass insurance and any insurance required by a mortgagee; management fees; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting employees of the Landlord up to and including the building manager; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed on the Landlord pursuant to any law or to any collective bargaining agreement with respect to such employees; workmen's compensation insurance, payroll, social security, unemployment and other similar taxes with respect to such employees.

   Provided, however, that***** the foregoing costs and expenses shall exclude or have deducted from them, as the case may be and as shall be appropriate:

   (a)  leasing commissions******

   (b) Managing agents' fees or commissions in excess of the rates then customarily charged for building management for buildings of like class and character;

   (c) executives' salaries above the grade of building manager;

   (d) expenditures for capital improvements except those which under generally applied real estate practice are expensed or regarded as deferred expenses and except for capital expenditures








   *i.e. Building electric current shall be deemed to mean all electricity purchased for the Building except that which is redistributed to tenants in the Building; the parties acknowledge and agree that Forty percent (40%) of the Building's payment to the public utility for the purchase of electricity shall be deemed to be payment for Building electric current.
   ****and  which  are  not capital in nature, except as  provided  in  (d)
   below);
   *****     notwithstanding the foregoing,
   ******and other lease related expenses, including legal fees;
   required by law, in either of which cases the cost thereof shall be included in Expenses for the base year and the comparative year in which the costs are incurred and subsequent comparative years, on a straight line basis, to the extent that such items are amortized over an appropriate period, but not less more than ten years, with an interest factor equal to the prime rate of the Chemical Bank of New
   York at the time of Landlord's having incurred said expenditure.

   (e) amounts received by Landlord through proceeds of insurance to the extent the proceeds are compensation for expenses which were previously included in Expenses hereunder;

   (f) cost of repairs or replacements incurred by reason of fire or other casualty, but only to the extent to which Landlord is compensated therefor through proceeds of insurance, or caused by the exercise of the right of eminent domain;

   (g)   advertising and promotional expenditures;

   (h) legal fees for disputes with tenants and legal and auditing fees, other than legal and auditing fees reasonably incurred in connection with the maintenance and operation of the Building or in connection with the preparation of statements required pursuant to additional rent or lease escalation provisions;

   (i) costs incurred in performing work or furnishing services for individual tenants (including this Tenant) at such tenant's expense to the extent that such work or service is in excess of any work or service landlord at its expense is obligated to furnish to this Tenant; costs of performing work or furnishing services for tenants other than this Tenant at Landlord's expense to the extent that such work or service is in excess of any work or service landlord is obligated to furnish to this Tenant at Landlord's expense; if any work or service is performed or furnished by landlord to or for any tenant other than this Tenant at such tenant's expense, then, but only to the extent that landlord is obligated to perform such work or furnish such service to or for this Tenant at landlord's expense, such work or service shall be deemed to have been performed or furnished to. such other tenant at landlord's expense and shall therefore be included in Expenses. *

         If landlord shall purchase any item of capital equipment or make any capital expenditure designed to result in net savings or reductions in Expenses, then the costs for same shall be included in Expenses. The costs of capital equipment or capital expenditures are





   *    ;see page 76A following this page.

                                   -76A-



         (j)real estate taxes;

         (k)capital improvements, except as provided in (d) above;

         (1)interest on debt or amortization payments or any other payments under any mortgage or under any ground or underlying lease;

         (m)real estate brokerage commissions and other expenses which are related to the sale of the Building;

         (n)services to retail stores or ground floor offices;

         (o)all items and services for which Tenant or other tenants reimburse Landlord or are paid by third parties or which third parties are liable to pay or reimburse Landlord;

         (p)costs of correcting defects (whether lawful or otherwise) and the construction of the Building;

         (q)Any cost representing an amount paid to a person or entity affiliated with Landlord or any of its principals which is in excess of the amount which would have been paid had there not been such a relationship; and

         (r) Landlord's general business operation overhead, including, without limitation, compensation paid to its officers, directors and partners other than the salary for the building manager.

                                   -77A-



   After Landlord has furnished Tenant with the aforesaid statement, Tenant shall pay Landlord, together with the monthly installments of rent due on June 1 and December 1 of each such comparative year, an amount equal to one half (1/2) of the total sum of additional rent due from Tenant to Landlord pursuant to such statement for such comparative year. If, during the term of this Lease, any such taxes are required by the taxing authority or by a mortgagee's tax escrow requirements, to be paid, in full or in quarterly or other installments, on any other date or dates than as presently required, then Tenant's tax escalation payment(s) shall be correspondingly accelerated so that said payments are due at least thirty (30) days prior to the date proportionate payments are due to the taxing authority or the mortgagee. If a statement is furnished to Tenant after the commencement of the comparative year in respect of which such statement is rendered, Tenant shall, within thirty (30) days thereafter pay to Landlord an amount equal to those installments or the total tax escalation payable as provided in the preceding sentence during the period prior to the first day of the month next succeeding the month in which the applicable statement has been furnished.
   so to be included in Expenses for the base year and the comparative year in which the costs are incurred and subsequent comparative years, on a straight line basis, to the extent that such items are amortized over such period of time as reasonably can be estimated as the time in which such savings or reductions in Expenses are expected to equal Landlord's costs for such capital equipment or capital expenditure, with an interest factor equal to the prime rate of the chemical Bank of New York at the time of Landlord's having incurred said costs. If Landlord shall lease any such item of capital equipment designed to result in net savings or reductions in Expenses, then the rentals and other costs paid pursuant to such leasing shall be included in Expenses for the comparative year in which they were incurred.

             If during all or part of the base year or of any comparative year. Landlord shall not furnish any particular items(s) of work or service (which would constitute an Expense hereunder) to portions of the building project, due to the fact that such portions are not occupied or leased, or because such item of work or service is not required or desired by the tenant of such portion, or such tenant is itself obtaining and providing such item of work or service, or for other reasons, then, for the purposes of computing the additional rent payable hereunder, the amount of the expenses for such item for such period shall be increased by an amount equal to the additional operating and maintenance expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such item of work or services to such portion of the building project

     (b)    Real Estate Taxes:

           1.In  the  event  that  the real estate taxes  payable  for  any comparative year shall exceed the amount of such real estate taxes payable during the base tax year, Tenant shall pay to Landlord, as additional rent for such comparative year, an amount equal to The Percentage of the excess.* By or after the start of the comparative year following the base tax year, and by or after the start of each comparative year thereafter, Landlord shall furnish to Tenant a statement of the real estate taxes payable for such comparative year, and a statement of the real estate taxes payable during the base tax year.** If the real estate taxes payable for such comparative year exceed the real estate taxes payable during the base tax year, additional rent for such comparative year, in an amount equal to The Percentage of the excess, shall be due from Tenant to Landlord and such additional rent shall be payable to Tenant to Landlord*** within ten
   (10) days after receipt of the aforesaid statement.












   *  (See Subdivision (i) of this Article.)
   ** Upon Tenant's written request, Landlord shall provide Tenant with copies of all pertinent tax bills.
   ***as follows:  (See page 77A following this page)

   *actual, then customary, out-of-pocket
   **Landlord's obligations under this Subdivision (b) 3 shall survive the end of the term of this Lease.
   ***(See Subdivision (i) of this Article.)
   ****such CPA or by Landlord, in reasonable detail



                                    78
         2. Should the real estate taxes payable during the base tax year be reduced by final determination of legal proceedings, settlement or otherwise, then, the real estate taxes payable during the base tax year shall be correspondingly revised, the additional rent theretofore paid or payable hereunder for all comparative years shall be recomputed on the basis of such reduction, and Tenant shall pay to Landlord as additional rent, within thirty (30) ten (10) days after being billed therefor, any deficiency between the amount of such additional rent as theretofore computed and the amount thereof dues as the result of such recomputations. Should the real estate taxes payable during the base tax year be increased by such final determination of legal proceedings, settlement or otherwise, then appropriate recomputation and adjustment also shall be made.

         3. If, after Tenant shall have made a payment of additional rent under this subdivision (b), Landlord shall receive a refund of any portion of the real estate taxes payable for any comparative year after the base tax year on which such payment of additional rent shall have been based, as a result of a reduction of such real estate taxes by final determination of legal proceedings, settlement or otherwise, Landlord shall within then (10) days after receiving the refund pay to Tenant The Percentage of the refund less The Percentage of* expenses (including attorney's and appraiser's fees) incurred by Landlord in connection with any such application or proceeding. If, prior to the payment of taxes for any comparative year, Landlord shall have obtained a reduction of that comparative year's assessed valuation of the building project, and therefor of said taxes, then the term "real estate taxes" for that comparative year shall be deemed to include the amount of Landlord's* expenses in obtaining such reduction in assessed valuation, including attorney's fees and appraisers' fees.**

     (c) Expenses:

         1. If the Expenses for any comparative year shall be greater than the Expenses for the base year, Tenant shall pay to Landlord, as additional rent for such comparative year, in the manner hereinafter provided, an amount equal to The Percentage of the excess of the Expenses for such comparative year over the Expense for the base year (such amount being hereinafter called the "Expense Payment").***

         Following the expiration of each comparative year and after receipt thereof from Landlord's certified public accountant, Landlord shall submit to Tenant a statement, certified by**** Landlord, setting forth the Expenses for the preceding comparative year, the

   Expenses for the base year, and the Expense Payment, if any due to Landlord from Tenant for such comparative year. The rendition of such statement to Tenant shall constitute prima facie proof of the accuracy thereof and, if If such statement shows an Expense Payment due from Tenant to Landlord with respect to the preceding comparative year then
   (i) Tenant shall make payment of any unpaid portion thereof within thirty (30) ten (10) days after receipt of such statement; and (ii) Tenant shall also pay to Landlord, as additional rent, within thirty
   (30) ten (10) days after receipt of such statement, an amount equal to the product obtained by multiplying the total Expense Payment for the preceding comparative year by a fraction, the denominator of which shall be twelve (12) and the numerator of which shall have elapsed prior to the first day of the month immediately following the rendition of such statement; and (iii) Tenant shall also pay to Landlord, as additional rent, commencing as of the first day of the month following rendition of such statement and on the first day of each month thereafter until a new statement is rendered, one-twelth (1/12) of the total Expense Payment for the preceding comparative year. The aforesaid monthly payments based on the total Expense Payment for the preceding comparative year shall be adjusted to reflect, if Landlord can reasonable so estimate, known increases or decreased in rates, for the current comparative year, applicable to the categories involved in computing Expenses, whenever such increases become known prior to or during such current comparative year. The payments required to be made under (ii) and (iii) above shall be credited toward the Expense Payment due from Tenant for the then current comparative year, subject to adjustement as and when the statement for such current comparative year is rendered by Landlord.*

         (d) The statements of the real estate taxes and of the Expenses to be furnished by Landlord as provided in subdivisions (b) and (c) above shall be certified by Landlord, and shall be prepared in reasonable detail for the Landlord by a certified public accountant (who may be the CPA now or then currently employed by Landlord for the audit of its accounts); said certified public accountant may rely on Landlord's allocations and estimates wherever operating cost allocations or estimates are needed for this Article. The statement thus furnished to Tenant shall** constitute a final determination as between Landlord and Tenant of the real estate taxes and Expenses for the periods represented thereby, unless Tenant within ninety (90) thirty (30) days after they are furnished shall give a written notice to Landlord that it disputes their accuracy or their appropriateness. which notice shall specify the












   * If such statement for such current comparative year indicates that the payments made under (ii) and (iii) above exceeded the actual Expense Payment for such comparative year, by an amount equal to the greater of (a) $100,000 or (b) 10%, then Landlord shall pay Tenant interest on the amount of such overpayment, at the rate set forth in
   Section 20.04 hereof, from the date such overpayment was made by Tenant.
   **, subject to mathematical errors in calculation and computation,

                                    80
   particular respects in which the statement is inaccurate or inappropriate.

          If Tenant shall so dispute said statements then, pending the resolutions of such dispute, Tenant shall pay the additional rent to Landlord in accordance with the statements furnished by Landlord*

          (e) In no event shall the fixed annual rent under this Lease be reduced by virtue of this Article.

          (f) If the term of this Lease commences on a day which is not the first day of a comparative year, then the additional rent due hereunder for such comparative year shall be a proportionate share of said additional rent for the entire comparative year, said proportionate share to be based upon the length of time that the term of this Lease will be in existence during such comparative year. Upon the date of any expiration or termination of this Lease (except termination because of Tenant's default), whether the same be the date hereinabove set forth for the expiration of the term or any prior or subsequent date, a proportionate share of said additional rent for the comparative year during which such expiration or termination occurs shall immediately become due and payable by Tenant to landlord, if not theretofore already billed and paid. The said proportionate share shall be based upon the length of time that this Lease shall have been in existence during such comparative year. Landlord shall, as soon as reasonably practicable, compute the additional rent due from Tenant, as aforesaid, which computations shall either be based on that comparative year's actual figures or be an estimate based upon the most recent statements theretofore prepared by Landlord and furnished to Tenant under subdivisions (b) and (c) above. If an estimate is used, then Landlord shall cause statements to be prepared on the basis of the comparative year's actual figures as soon as they are available, and within ten
   (10) days after such statement or statements are prepared by Landlord and furnished to Tenant, Landlord and Tenant shall make appropriate adjustments of any estimated payments theretofore made.

          (g) Landlord's and Tenant's obligation to make the adjustments referred to in subdivision (f) above shall survive any expiration or termination of this Lease.

          (h) Any delay or failure of landlord in billing for any additional rent hereunder shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay such additional rent.

         (i) (See Page 80B following this page.)



   *(i) (See Page 80A following this page.)

                                  - 8OA-


   After payment of said additional rent with respect to operating expenses only, Tenant shall have the right, during reasonable business hours and upon not less than twenty (20) days' prior written notice to Landlord, to examine Landlord's relevant books and records with respect to the foregoing (including such records in respect to the base year), provided such examination is commenced within eighteen (18) months after the giving of such written notice by Tenant and concluded within thirty (30) days thereafter. Landlord shall cooperate with Tenant by making available to Tenant such relevant books and records as Tenant reasonably requires in connection with such examination.

   Any such dispute as to operating expenses shall be resolved by arbitration in accordance with the provisions of Article 31 of this Lease. In the event the award in any such arbitration shows that Tenant was overcharged by at least an amount equal to the greater of
   (i) $100,000 or (ii) ten percent (10%) of the Expense Payment determined to be due hereunder, then Landlord shall, in addition to refunding to Tenant the amount of such overcharge, pay Tenant interest on such amount, at the rate set forth in Section 20.04 of this Lease, from and after the date payment was made by Tenant

                                   -8OB-



   Notwithstanding anything hereinabove contained to the contrary, it is the intention of the parties that this Tenant's obligation to pay escalation additional rents for Expenses and for real estate taxes shall be capped or limited for the period through the calendar year 1999. The intention is that the cap be based on a limitation on the increase of Expenses from and after the base year and a limitation in the increase of real estate taxes from and after the base tax year.

   The total of the Expense Payment and the real estate tax escalation additional rent payable hereunder for the 1998 comparative year shall not be more than an amount equal to ten percent (10%) of the total of the Expense Factor and the Tax Factor (each as hereinafter defined); and the total of the Expense Payment and the real estate tax escalation additional rent payable hereunder for the 1999 comparative year shall not be more than an amount equal to twenty percent (20%) of the total of the Expense Factor and the Tax Factor.

   For Purposes of this cap or limitation on escalation additional rents, the "Expense Factor" shall mean an amount equal to (x) The Percentage for expense escalation (1.751%) multiplied by (y) the Expenses for the base year; and The "Tax Factor" shall mean an amount equal to (x) The Percentage for real estate tax escalation (1.630%) multiplied by (y) the real estate taxes payable for the base tax year.

   The following illustrates the manner in which the above is intended to operate:

        For example only: If the Expenses for the base year are $13,500,000 and the real estate taxes payable for the base tax year are $12,500,000, then the Expense Factor would be:

        1.751% x $13,500,000 or $236,385;

   and the Tax Factor would be:

        1.630% x $12,500,000 or $203,750;

                                  - 8OC-



   accordingly, the total of Expense Payment and real estate tax escalation additional rent payable hereunder for the 1996 comparative year shall not be more than an amount equal to:

               10% x ($236,385 + $203,750) or $44,013.50 and

   the total Expense Payment and real estate tax escalation additional rent payable hereunder for the 1999 comparative year shall not be more than an amount equal to:

                  20% x ($236,385 + $203,750) or $88,027.

   It is understood and agreed that there shall be no limitation or so-called cap on any increase in the amount of real estate tax or operation expense escalation additional rent due hereunder for the comparative year 2000 or for any comparative year thereafter during the term of this Lease.

                                Article 47

                                Alterations


         A. Supplementing Article 3 hereof, Landlord will not unreasonably withhold, condition or delay approval of written requests of Tenant to make non-structural interior alterations, additions and improvements (herein referred to as "alterations") in and to the demised premises, provided that such alterations do not adversely affect utility services or plumbing and electrical lines or other Systems of the Building. All alterations shall be performed in accordance with the following terms and conditions:

           (a) All such alterations costing more than $50,000 shall be performed in accordance with plans and specifications first submitted to Landlord for its prior written approval. Landlord shall be given, in writing, a good description of all other alterations.

           (b) All alterations shall be done in a good and workmanlike manner. Tenant shall, prior to the commencement of any such alterations, at its sole cost and expense, obtain and exhibit to Landlord any governmental permit required in connection with such alterations.

           (c) All alterations shall be done in compliance with all other applicable provisions of this Lease and with all applicable laws, ordinances, directions, rules and regulations of governmental authorities having jurisdiction, including, without limitation, The Americans with Disabilities Act of 1990 and New York City Local Law No. 58/87 and similar present or future laws, and rules and regulations issued pursuant thereto, and also (except as provided in Subdivision E of Article 45) No. 76 and similar present or future laws, and rules and regulations issued pursuant thereto, on abatement, storage, transportation and disposal of asbestos, which work, if required, shall be effected at Tenant's sole cost and expense, by contractors and consultants approved by Landlord and in strict compliance with the aforesaid laws and regulations and with Landlord's rules and regulations thereon.

           (d) All work shall be performed with union labor having the proper jurisdictional qualifications.

           (e) Tenant shall keep the Building and the demised premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the demised premises.

           (f) Prior to the commencement of any work by or for Tenant, Tenant shall furnish to Landlord certificates
   evidencing the existence of the following insurance (of Tenant or of any contractor performing such work for Tenant):

                         (i) Worker's compensation insurance covering all persons employed for such work and with respect to whom death or bodily injury claims could be asserted against Landlord, Tenant or the demised premises.

                         (ii) Broad form general liability insurance written on an occurrence basis naming Tenant as an insured and naming Landlord and its designees as additional insureds, with limits of not less than $3,000,000 combined single limit for personal injury in any one occurrence, and with limits of not less than $500,000 for property damage. (The foregoing limits may be revised from time to time by Landlord to such higher limits as Landlord from time to time reasonably requires.) Tenant, at its sole cost and expense, shall cause all such insurance to be maintained at all times when the work to be performed for or by Tenant is in progress. All such insurance shall be in a company authorized to do business in New York and all policies, or certificates therefor, issued by the insurer and bearing notation evidencing the payment of premiums, shall be delivered to Landlord. Blanket coverage shall be acceptable, provided that coverage meeting the requirements of this paragraph is assigned to Tenant's location at the demised premises.

           (g) All work to be performed by Tenant shall be done in manner which will not unreasonably interfere with or disturb other tenants and occupants of the Building.

           (h) Any alterations or other work and installations in and for the demised premises, which shall be consented to by Landlord as provided herein, and which is effected by Landlord, its agents or contractors at Tenant's request, shall be paid for by Tenant promptly when billed.

           (i) Supplementing Section 3.04 of this Lease, Landlord may require Tenant to remove from the demised premises, upon the expiration or sooner termination of the term of this Lease, any nonstandard office installation (e.g., internal stairways, private lavatories, etc., but not raised flooring or
   pantries) made by or for Tenant, provided Landlord makes such election at the time it approves such installation (but only if Tenant's request for approval reminds Landlord in writing of the need to make such election)

         B. Supplementing Article 3 hereof, and notwithstanding anything to the contrary contained in this Article, Landlord's prior written approval will not be required with respect to non-structural interior alterations costing $50,000 or less, or decorative work such as painting or wall covering, provided that such alterations or decorative work do not affect utility services or plumbing or electrical lines or other systems of the Building; and provided, further, that all such alterations and decorative work shall be performed in accordance with the provisions set forth in Article 3, as supplemented by this Article 47, and all other applicable provisions of the Lease (except the requirement of Landlord's approval of plans and specifications for such work; Tenant, nevertheless, shall be required to provide Landlord with a copy of any existing plans and specifications for such work, or a good written description, as the case may be, at least ten (10) days prior to the start of the alteration in question).

                                Article 48

                        Non - Disturbance Agreement


         Supplementing Article 6 of this Lease, Landlord will obtain, for the benefit of Tenant, from the ground lessor under The Ground Lease and/or from the holder of any mortgage which may now or hereafter encumber The Ground Lease or Landlord's interest in the Building, a non-disturbance agreement in the form then customarily used by such ground lessor and/or mortgagee, providing in any event in substance that so long as Tenant is not in default under this Lease beyond any applicable notice and/or grace period, then the grantor of such non-disturbance agreement will not disturb Tenant's occupancy or terminate this Lease or take any action to recover possession of the demised premises, notwithstanding any default under, or termination of, such ground lease or any foreclosure of such mortgage Tenant agrees to execute and deliver the aforedescribed non-disturbance agreements. Any fees or costs imposed by the grantor of the non-disturbance agreement or its attorneys for the granting of such non-disturbance agreement, shall be shared equally by Landlord and Tenant.

                                Article 49

                              Renewal Option


         Tenant shall have the option to extend and renew the term of this Lease with respect to the then existing demised premises in its then "as is" condition, for one (1) additional period of five (5) years commencing on the first day of the thirteenth Lease Year, and ending on the last day of the seventeenth Lease Year, upon the same terms and conditions as contained in this Lease (unless changed or modified by mutual agreement) except that (i) the fixed annual rental rate, without electricity (but subject to increase pursuant to Section 27.04 and to escalation additional rents pursuant to Article 46 hereof), for the extended term shall be a sum equal to the fair and reasonable annual market rental value of the demised premises as of the first day of the thirteenth Lease Year, taking into account the rentals at which leases are being concluded for comparable space in the Building and in comparable buildings in the same rental area as the Building; (ii) for the extended term, the terms "base year" for operating expense escalation and "base tax year" for real estate tax escalation, under
   Article 46, each shall be deemed to mean the calendar year during which the first day of the thirteenth Lease Year occurs (so that taxes for the base tax year will be the average of the taxes payable for two (2) different tax years), the "comparative year(s)" under Article 46 shall be unchanged; and (iii) this Lease, as extended, shall not contain the renewal option provided in this Article or the rent credit or work contribution set forth in Article 45.

         The exercise of such option shall only be effective upon, and in strict compliance with, the following terms and conditions:

         1. Written notice of such election shall be given by Tenant to Landlord not later than twelve (12) months prior to the expiration date of the initial term (the "Initial Term") of this Lease. Time shall be of the essence in connection with the exercise of any election of Tenant hereunder.

         2. The fair and reasonable annual market rental value of the demised premises effective as of the commencement of the extended term shall take into account, also, the five (5) year term of the extension, and it shall be determined, as aforesaid, during the last nine (9) months of the Initial Term. Landlord and Tenant shall seek to agree as to the amount of such fair and reasonable annual market rental value for the demised premises. If they shall not agree as to such value by the start of the last eight (8) months of the Initial Term, then and in such event said fair and reasonable annual market rental value shall be determined by appraisal as hereinafter in this Article provided.

         Notwithstanding the foregoing, and any appraisal as hereinafter provided, the parties understand and agree that in no event shall the fixed annual rental rate (without electricity) for the extended term be less than the aggregate of the fixed annual rental rate (without electricity) payable as of the last month of the Initial Term, plus the sum of the operating expense escalation and real estate tax escalation additional tents payable under Article 46 for the last twelve (12) months of the Initial Term.

         If at the commencement date of the extended term, the amount of the fixed annual rental rate payable during said term in accordance with the foregoing paragraphs of this Article shall not have been determined, then, pending such determination, Tenant shall pay fixed annual rent at a rate equal to 120% of the fixed annual rental rate payable hereunder as of the last month of the initial term of this Lease (the "Temporary Rate"). After the determination by appraisal of the fair and reasonable annual market rental value of the demised premises, if the fixed annual rental rate payable pursuant to this
   Article is greater than the Temporary Rate, Tenant shall promptly pay to Landlord the difference between the rent theretofore paid at the Temporary Rate and the greater rental rate determined after the appraisal; and the greater fixed annual rental rate so determined after the appraisal shall be payable during the extended term; if said rental rate is lower than the Temporary Rate, Landlord shall promptly remit any overpayment made by Tenant; and the fixed annual rental rate so determined hereunder shall be payable during the extended term.

         3. Upon determination of the fixed annual rent, for the extended term, Landlord and Tenant shall execute, acknowledge and deliver to each other an agreement specifying the amount of the fixed annual rental rate for such extended term (but any failure to execute such an agreement shall not affect Tenant's obligation to pay and Landlord's right to receive such fixed annual rent).

         4. Tenant shall not be in default under any of the material terms, covenants and conditions of this Lease beyond any grace period hereunder (i) at the time Tenant gives written notice to Landlord of its election to extend the term of this Lease; or (ii) at the commencement date of the extended term.

         5. If Landlord and Tenant shall be unable to agree as to the fair and reasonable annual market rental rate by the date hereinabove set forth, then and in such event said fair and reasonable annual market rental value for the demised premises shall be determined as follows:

         Either party shall give a notice to the other, stating the name and address of an impartial person to act as appraiser hereunder, and within thirty (30) days after the receipt of such
   notice, the other party shall give notice to the sender of the first-mentioned notice, likewise, stating the name and address of an impartial person to act as appraiser hereunder.

         The appraisers so specified in such notices shall be licensed real estate brokers doing business in the Borough of Manhattan, City and State of New York (including such brokers who specialize in acting as such brokers to tenants), each having not less than twenty (20) years active experience as real estate brokers in said Borough.

         In making their determinations, the appraisers shall consider and follow the directions set forth in this Article.

         Before proceeding to determine the fair and reasonable annual market rental value of the demised premises ("the value"), as aforedescribed, the appraisers so appointed shall subscribe and swear to an oath fairly and impartially to determine such value. If, within thirty (30) days following the appointment of the latter of said appraisers, said two appraisers shall be unable to agree upon the said value, the said appraisers shall appoint, by an instrument in writing, as third appraiser, an impartial person, similarly qualified, who upon taking a similar oath, shall proceed with the two appraisers first appointed to determine the said value. The written decision of any two of the appraisers so appointed, fixing such value, shall be binding and conclusive on the parties.

         If, within forty-five (45) days following the appointment of the third appraiser, any two of the appraisers have not by written decision fixed such value then the third appraiser shall find as correct the value that was determined by either the appraiser specified by Landlord or the appraiser specified by Tenant and render a written decision fixing such value as the fair and reasonable annual market rental value for the demised premises, which written decision shall be binding and conclusive on the parties.

         If, after notice of the appointment of an appraiser, the other party shall fail, within the above specified period of thirty (30) days, to appoint an appraiser, such appointment of a similarly qualified appraiser may be made, upon application without notice by the person who shall have been appointed an appraiser, by the American Arbitration Association in New York City, (or if the American Arbitration Association in New York City will not so act, then such appointment shall be made by the Justice of the Supreme Court, New York County, then presiding in Special Term, Part II thereof, or the equivalent of said Part II). If the two appraisers aforesaid shall be unable to agree, within thirty (30) days following the appointment of the latter of said appraisers, upon such value and shall fail to appoint in writing a third appraiser within fifteen (15) days thereafter, the necessary
   appraiser shall be appointed by said American Arbitration Association in New York City (or by said Justice). If any appraiser appointed as aforesaid by either of the parties, by said American Arbitration Association, by said Justice, or by the two appraisers so appointed, shall die, be disqualified or incapacitated or shall fail or refuse to act, before such value shall have been determined, the necessary appraiser shall be promptly appointed by the person or persons who appointed the appraiser who shall have died, become disqualified or incapacitated, or who shall have failed or refused to act, as aforesaid.

         Landlord and Tenant shall each pay the fees of the person acting as appraiser hereunder for Landlord and Tenant, respectively, and Landlord and Tenant shall each pay one-half (1/2) of the fees of any third appraiser appointed pursuant to the provisions of the preceding paragraph

                                Article 50

                              Expansion Space


         If, at any time during the initial term only (and not during any renewal term) of this Lease, Tenant notifies Landlord that Tenant needs and wants additional expansion space, and such space of up to 15,000 rentable square feet on any floor in the same elevator bank as the premises originally demised hereunder is then vacant and available for leasing by Landlord (i.e., not currently under offer to a proposed tenant or subject to the option of another tenant; and subject to the right of any existing tenant to renew and extend its occupancy of such space), then, provided Tenant is not then in default beyond any grace period under any of the material terms, covenants or conditions of this Lease, Tenant shall have the option(s) to add to the premises demised hereunder all but not part of such space (hereinafter call the "Expansion Space(s)"), but only upon strict compliance with the terms and conditions set forth herein.

         Tenant shall give Landlord written notice by certified or registered mail, return receipt requested, of its election so to add all but not part of the Expansion Space(s) to the demised premises, which notice shall be given no later than ten (10) days after written notice from Landlord of the availability of such Expansion Space.

         Time shall be of the essence in connection with the exercise by Tenant of any option hereunder.

         The term of the leasing of such Expansion Space(s) shall commence on the first day of the month following the month in which Tenant exercises the within option, and shall end on the expiration or sooner termination date of the initial term of this Lease, or, if the Tenant exercises its renewal option as in Article 49 provided, the expiration or sooner termination date of the renewal term, but in no event shall the commencement date of the term of the leasing of any Expansion Space be later than the last day of the seventh Lease Year, so that the term of the leasing of any Expansion Space shall in no event be less than five (5) years.

         For the Expansion Space(s), the fixed annual rental rate (without electricity) shall be a sum equal to the then fair and reasonable annual market rental value of the Expansion Space(s), taking into account the rentals at which leases are being concluded for comparable space in the Building and in comparable buildings in the same rental area as the Building.

         In the event Tenant exercises the within option, Landlord and Tenant shall promptly seek to agree as to the amount
   of such fair and reasonable annual market rental value for the Expansion Space(s). If they shall not agree as to such value within thirty (30) days after the exercise of such option, then and in such event said fair and reasonable annual market rental value shall be determined in accordance with he provisions of paragraph 5 of Article 49 (Renewal Option).

         Notwithstanding the foregoing, and any appraisal as in Article 49 provided, the parties understand and agree that in no event shall the fixed annual rental rate (without electricity) for the Expansion Space(s) be less than the aggregate of the fixed annual rental rate (without electricity) payable for the within demised premises (proportionately adjusted for the size of the Expansion Space(s)) as of the month during which Tenant exercises the within option(s) (the "Option Month"), plus the sum of the operating expense escalation and real estate tax escalation additional rents payable for the within demised premises (proportionately adjusted for the size of the Option Space(s)) under Article 45 for the twelve (12) month period ending with such Option Month.

         If at the commencement date of the term of the leasing of the Expansion Space(s), the amount of the fixed annual rental rate payable during said term in accordance with the foregoing paragraphs of this Article shall not have been determined, then, pending such determination, Tenant shall pay fixed annual rent for the Expansion Space(s) at a rate equal 120% of the fixed annual rental rate payable for the within demised premises (proportionately adjusted for the size of the Expansion Space(s)) as of the Option Month (the "Temporary Option Rate"). After the determination by appraisal of the fair and reasonable annual market rental value of the Expansion Space(s), if the fixed annual rental rate payable pursuant to this Article is greater than the Temporary Option Rate, Tenant shall promptly pay to Landlord the difference between the rent theretofore paid at the Temporary Option Rate and the greater rental rate determined after the appraisal; and the greater fixed annual rate so determined after the appraisal shall be payable with respect to the Expansion Space; if said rental rate is lower than the Temporary Option Rate, Landlord shall promptly remit any overpayment made by Tenant; and the fixed annual rental rate so determined hereunder shall be payable with respect to the Expansion Space.

         Tenant agrees to accept the Expansion Space(s) in its then "as is" condition, with no obligation in Landlord to do any work therein or thereto, and Landlord need not demolish or erect demising walls, to make the Expansion Space suitable and ready for Tenant's occupancy and use.

         The base year for expense escalation and the base tax year for tax escalation under Article 46 hereof shall be the calendar year during which the commencement date of the term of
   the leasing of the Expansion Space occurs. "The Percentage(s)" for the Expansion Space(s) shall be determined in accordance with Article 45 and Landlord's then standard practice for measuring space in the Building. Otherwise, the Expansion Space(s) shall be added to the demised premises pursuant to all of the applicable terms, covenants and conditions of this Lease, including, without limitation, an ERIF computed in accordance with the provisions of Section 27.04

                                Article 51

                               Miscellaneous


         A. Supplementing Section 5.01 hereof, Tenant agrees that it shall be responsible for compliance with all New York City and State and Federal disability laws, rules and regulations with respect to the entire demised premises.

         B. Landlord represents that the demised premises are presently in compliance with all applicable Environmental Laws (as hereinafter defined) affecting the demised premises.

         For purposes of this Lease, the term "Environmental Laws" shall mean all applicable statutes, approvals, plans, authorizations, concessions, franchises, agreements and similar items, of or with any and all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States of America, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment, including, without limitation, (i) all requirements, including, but not limited to, those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of hazardous materials, chemicals, hazardous substances, toxic substances, or hazardous wastes, including, but not limited to, asbestos and PCBs (collectively, "Hazardous Materials"), into the air, surface water, groundwater or land, or relating to the manufacture, distribution, processing, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and (ii) all requirements pertaining to the protection of the health and safety of employees or the public.

         C. Landlord represents that the Building is presently in compliance with New York City Local Law 5.

         D. Supplementing Section 27.01, Tenant may use the freight elevators in the Building, on a nonexclusive basis, during such elevators' normal hours of operation, without any charge to Tenant but subject to Landlord's rules and regulations regarding such use, as same may be modified and amended from time to time. Tenant may also use such freight elevators, on a nonexclusive basis, outside of such normal hours of operation, provided that Tenant shall first schedule an appointment with the Building management office for such use; and provided, further, that Tenant shall pay Landlord in accordance with Landlord's then existing rate schedule for such after-hours use of the freight elevators, which rate schedule shall be subject to increase (proportionate to Landlord's increase in costs for providing such service) from time to time during the term of this Lease; but in no event shall

   Tenant be charged a rate which is in excess of the then Building rate charged for such service. Any such use of the freight elevators outside of their normal hours of operation shall also be subject to Landlord's rules and regulations regarding such use, as same may be modified and amended from time to time.

         E. Supplementing Section 27.03 hereof, Tenant may install, maintain and operate, at Tenant's sole cost and expense, a supplemental air-conditioning unit(s) in and for the demised premises, which installation shall be made in one of the notch areas of the Building (in a location designated by Landlord), and otherwise in accordance with plans and specifications first approved by Landlord and in compliance with all applicable provisions of this Lease regarding alterations and installations. The number of such supplemental units shall also be subject to Landlord's prior approval.

         Upon the expiration or sooner termination of the term of this Lease, Tenant, at its sole cost and expense, and unless Landlord elects otherwise in writing, shall remove any such supplemental unit from the demised premises, as the case may be, and shall repair any damage caused by such removal.

         Tenant agrees that all charges for the electricity consumed by the operation of such supplemental unit(s) shall be computed in accordance with the provisions of Section 27.04 hereof.

         F. Supplementing Article 40 hereof, Landlord represents and warrants that it neither consulted nor negotiated with any broker or finder with regard to the demised premises other than Helmsley-Spear, Inc. and The Galbreath Company, L.P. Landlord agrees to indemnify and save Tenant harmless from and against any claims for fees or commissions from anyone other than Helmsley-Spear, Inc. and The Galbreath Company, L.P. with whom Landlord has dealt in connection with the demised premises or this Lease.

         G. Landlord shall provide Tenant with access to the demised premises on a 24 hour basis, 7 days a week, 365 days a year, subject to emergencies and requirements of law.

         H. Landlord represents that Landlord is currently in the process of renovating the lobby of the Building. As part of such lobby renovation, Landlord intends to install a computer operated directory of the tenants in the Building. Landlord agrees that, at no charge to Tenant, Landlord shall provide Tenant with up to 25 listings on any such computer operated tenant directory installed in the lobby of the Building by Landlord.

         I. Supplementing Section 27.12 of this Lease, Landlord represents that it is currently the policy of the Building that the cleaning services for lavatories in the core, as set forth in

   Exhibit C hereto, are not provided, without charge, to tenants occupying a full floor. Accordingly, Tenant agrees that, upon the execution and delivery of this Lease, it shall enter into a service contract directly with the cleaning contractor for the Building for the furnishing to such lavatories of the applicable cleaning, maintenance and supplies described in said Exhibit C. Landlord agrees that the rates in such service contract shall not exceed the reasonable and customary charges for such services, and that Tenant shall be entitled to a rent credit in the amount of 50% of all charges paid by Tenant under said contract (except for additional items not described in said Exhibit C). Such rent credit shall be applied, until fully depleted, to the first rents and additional rents due under this Lease after such charges have been paid by Tenant- Tenant shall promptly pay when due all sums which are due and payable under said service contract, and shall provide Landlord with paid invoices for all such charges.

         J. Supplementing Section 27.12 of this Lease, Landlord agrees that, in connection with Tenant's move into the Building, Tenant shall not be charged for the removal from the demised premises of any cardboard boxes and other packing materials customarily used by a normal office tenant for moving into a Building, provided such boxes and packing materials are broken down and neatly stacked by Tenant.

         K. In the event of any inconsistency between the provisions of this Rider and the provisions of the printed form of this Lease, the provisions of this Rider shall prevail.

         L. Tenant shall have the option to occupy, on a temporary basis, Room 2434, consisting of 8,563 rentable square feet on the 24th floor of the Building (the "Temporary Space"). Tenant may exercise such option by notifying Landlord thereof at any time prior to the date which is thirty (30) days after the date of this Lease. The term of such temporary occupancy shall commence on date Landlord receives such notice and shall end (unless it shall sooner terminate as in this Lease provided) on the date (the "Temporary Space Expiration Date") which shall be the earlier to occur of (i) the Rent Commencement Date or (ii) the effective date of any cancellation of this Lease by Tenant under Subdivision C of Article 45; provided, however, that Tenant shall have the right to terminate the term of its occupancy of the Temporary Space upon three (3) days' prior notice to Landlord. Tenant agrees to take possession of the Temporary Space in its "as is" condition with no obligation in Landlord to do any work therein or thereto to make such space suitable and ready for Tenant's occupancy and use. Tenant shall surrender broom-clean possession to Landlord of the Temporary Space on or before the Temporary Space Expiration Date (or such sooner date that Tenant cancels its occupancy of the Temporary Space, as above provided). For the Temporary Space, Tenant shall not be required to pay any fixed annual rent or escalation additional rent, but Tenant shall be required to pay an

   ERIF at the rate of $3.00 per rentable square foot per annum, under
   Section 27.04, for electricity. Otherwise, Tenant's occupancy and use of the Temporary Space shall be pursuant to all of the applicable provisions of this Lease.

         In the event that Tenant shall fail timely to vacate and surrender the Temporary Space, then Tenant shall pay to Landlord, as liquidated damages, for each day during which Tenant continues to occupy the Temporary Space after the Temporary Space Expiration Date (or such sooner date that Tenant cancels the term of its occupancy of the Temporary Space, as above provided), $587, it being agreed that the damage to Landlord resulting from the failure by Tenant to timely vacate and surrender the Temporary Space will be substantial and will be impossible of accurate measurement.

         M. Landlord agrees that, at Tenant's request within a reasonable period of time after the date of this Lease, Landlord will enter into a license with Tenant for the use of a portion of the roof of the building, to be designated by Landlord, for the installation, maintenance and operation of up to nine (9) VSAT satellite dish antennas, each with radius of not more than three and one-half (3 1/2) feet. Such license shall include the right to install the necessary wiring and conduit between the demised Premises and such antennas.
   Such license shall be on Landlord's then standard form of antenna license agreement for the Building, at the reasonable and customary license fees then being charged by this Landlord and similar landlords for such antenna installation and use of the roof of the Building. Tenant shall be responsible for complying with all applicable laws, rules and regulations relating to such antenna installation and use. The installation of all antennas permitted hereunder shall be effected as part of Tenant's Initial Alteration work under this Lease and Tenant shall be responsible for all costs and expenses relating to the maintenance and use of such antennas.

                                Article 52

                     Security Deposit/Letter of Credit


         A. Supplementing Article 39 of this Lease, if and so long as Tenant is not in default under any of the material terms, covenants or conditions of this Lease, beyond any grace period, the amount of the security deposit required under Article 39 of this Lease shall be reduced from $180,128 to $90,064 on the last day of the fourth Lease Year.

         B. Anything hereinabove to the contrary notwithstanding, and supplementing Article 39 hereof, Tenant, instead of depositing cash with Landlord as security deposit hereunder, may elect to substitute therefor and deliver to Landlord, as and for a security deposit, an unconditional, irrevocable commercial Letter of Credit, negotiable (hereinafter called .'the Credit"), to be held and used under the security deposit provisions of this Lease, which Credit shall be issued by a bank (i) which is a member of the New York Clearing House Association or a successor thereto or
   (ii) which is reasonably acceptable to Landlord, in the amount of $180,128 (which may be reduced as in Subdivision A above provided), naming Landlord (or its successor as Landlord) as beneficiary and authorizing the beneficiary to draw on the bank in said amount, or any portion thereof, available by the beneficiary's sight draft, without presentation of any other documents, statements or authorizations. The Credit shall have a term of at least twelve (12) months, and it shall by its terms be renewed, automatically, each year, by the bank, unless the bank gives written notice to the beneficiary, at least forty-five
   (45) days prior to the expiration date of the then existing Credit that the bank elects that it not be renewed The Credit shall be transferable. Tenant agrees that it shall pay to Landlord any transfer fees imposed by the bank. The bank shall further agree with drawers, endorsers, and all bona fide holders that drafts drawn under and in compliance with the terms of the Credit will be duly honored upon presentation to the bank at an office located in Manhattan The Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision} International Chamber of Commerce Publication No. 500.

         If during the term of this Lease the Credit and/or the proceeds of all or part of said Credit become less than the full amount of the security deposit hereinabove required, then and in such event Tenant shall, upon demand, deposit with Landlord the amount of any security deposit/credit theretofore used or applied by Landlord pursuant to the terms hereof in order that Landlord shall have the full security deposit on hand at all times during the term of this Lease. If at the expiration of the term of this Lease, Landlord holds all or part of said Credit, and Tenant is not in default beyond any applicable notice and/or grace period
   under any of the material terms, covenants and conditions of this Lease, then Landlord will turn over said Credit to Tenant or assign it to the designee of Tenant (except, however, that, before turning over the Credit, Landlord may draw on it and retain such amount as Landlord reasonably deems necessary to satisfy any then existing default under any nonmaterial provision of this Lease).

         It shall be the obligation of Tenant during the term of this Lease to deliver to Landlord at least thirty (30) days prior to the expiration date of the then existing Credit, a renewal or extension of said Credit or a substitute Credit (each fully complying with the foregoing). If for any reason Landlord has not received such renewal or extension or substitute Credit within twenty (20) days prior to the expiration date of the then existing Credit, then and in such event Landlord shall be free to draw on the Credit and hold and use and apply the proceeds thereof in accordance with the security deposit provisions
   of this Lease.   In the event Landlord so draws upon the Credit it
   shall be entitled to reimbursement for any reasonable attorneys' fees incurred in connection therewith.

                       LEASE MODIFICATION AGREEMENT


          AGREEMENT, made as  of  this  17th  day  of  June,  1996 between

MID-CITY ASSOCIATES,  a New York general partnership with an office at 60

East  42nd  Street,  New  York,  New  York   10165 (hereinafter  called

"Landlord"), and FIRST ALBANY COMPANIES INC., a New York corporation with an office at 30  South  Pearl  Street, Albany, New York  12207 (hereinafter called "Tenant")



                       W I T N E S S E T H:

     WHEREAS,  Landlord  is  the landlord and Tenant is the tenant under that certain lease, dated as of March 21, 1996, covering the entire rentable area of the 42nd floor (the  "42nd Floor Space") of the building

("the 'Building") known as One Penn Plaza,  New  York, New York (which lease, as same may have been modified through the date hereof, is hereinafter called the "Lease") ; and



     WHEREAS, the parties wish to modify the Lease so as to add to the premises  demised  thereunder  approximately  19,826 rentable square  feet

of  space  on  the  41st  floor  of  the   Building, approximately  as

shown  on  the  space diagram annexed hereto as Exhibit A and made a part hereof  (the  "41st  Floor  Space"),  in accordance with the terms and conditions hereinafter set forth.



     NOW,  THEREFORE,  in  consideration  of  the premises and the mutual agreements  contained  herein,  and  for  other  good  and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties  hereto  hereby  agree  that  the Lease be, and the Lease hereby is, modified as follows:

     1.   The  41st  Floor  Space  is  hereby added to the demised premises for a term commencing as provided in Article 45A  of  the Lease  and ending on  the last day of the twelfth Lease Year of the Lease  (unless said  term

is  sooner   terminated   as   in  the  Lease  provided).    Tenant   shall

receive a rent credit of $803.90 a day for each day beyond the Commencement

Date  of the  leasing  of  the 42nd  Floor Space during which Landlord  has not yet made available to Tenant possession of the 41st Floor Space.



     2.    The  41st  Floor  Space is leased  pursuant  to   all   of   the

applicable terms, covenants and conditions of the Lease, including the same

Lease  Years as  for  the  42nd  Floor  Space,  except  as modified  herein and except as hereinafter provided.



     3.   For the 41st Floor Space:



          (a)   The  fixed  annual rental rates (without  electricity,  and subject to increase by the Escalated Amount as in Article  46B on  page  68 of  the  Lease  defined  and  described) shall be as follows:



          $293,425 a year for the first Lease Year;

          $440,335 a year for the second Lease Year;

          $557,705 a year for the third Lease Year;

          $594,780 a year for each of the fourth and fifth Lease Years;

          $614,606 a year for each of the sixth, seventh, eighth and  ninth

Lease Years; and


          $634,432 a year for each of the tenth, eleventh and twelfth Lease
               Years.

          Accordingly, for the combined 42nd Floor Space  and 41st    Floor

Space,  the  fixed  annual  rental  rates  (without



                                    -2-
electricity, and subject to increase by the Escalated Amount as in Article

46B  on page 68 of the Lease defined and described) shall be as follows:



          $793,425 a year for first Lease Year;

          $1,190,335 a year for the second Lease Year;

          $1,507,705 a year for the third Lease Year;

          $1,608,000 a year for each of the fourth and fifth Lease Years;

          $1,661,600 a year for each of the sixth, seventh, eighth and ninth Lease Years; and

          $1,715,200 a year for each of the tenth, eleventh, and twelfth Lease Years.

         (b) (i)    The Percentage  shall  mean  .9568%  for  real

estate  tax escalation which, when added to The Percentage for the 42nd

Floor Space, becomes a total of 2.5868% for the combined 42nd Floor Space and 41st Floor Space.



            (ii) The Percentage shall mean 1.028% for expense escalation which, when added to The Percentage for the 42nd Floor Space,

becomes a total of 2.779% for the combined 42nd Floor Space and 41st  Floor

Space.

            (c)       Supplementing Article 45F and  45G  of   the   Lease,

Landlord will reimburse Tenant for up to the first $396,520 of the costs of

labor and materials for Tenant's Initial Alteration  Work as  on  page   71

of   the   Lease   described   and  provided,  so  that  Landlord's   total

reimbursement  to  Tenant,   subject   to   the provisions  of Article  4SF

and  45G,  in  connection  with  its  Initial  Alteration  Work,  shall  be

$1,747,480.

                                    -3-

          Notwithstanding  anything to the  contrary   contained   in  said

Articles   45F   and   45G,  if  such  costs  are  lower  than  $1,747,480,

then  Tenant shall be entitled to an additional  rent credit in  an  amount

equal  to  the  difference between such costs and $1,747,480,  which   rent

credit  shall  be  applied,  until  fully depleted,   against   the   first

fixed    annual   rent   (without electricity)  due  under  the  Lease  (as

modified  hereby),  subject   to  the  application   of  the  rent  credits

described  in Subdivision (d) of this Paragraph 3 and Article  45H  of  the

Lease.   Any such  costs in excess of $1,747,480 shall be paid promptly  by

Tenant.

          (d)   Supplementing  Article  45H  of  the Lease,  for  the  41st

Floor  Space Tenant shall be entitled to  the  following  rent credits   if

and  so  long  as Tenant is not then in default under any of  the  material

terms,  covenants or conditions of the Lease beyond any grace period:   (i)

a   credit  in  the  amount of $19,516, to be applied  against  the  second month's  rent due under the  Lease,  and (ii)  a  credit  in the amount  of

$396,520,  to  be  applied in equal installments of  $24,782.50  per  month against the 3rd  through  the 18th month's rent due under the Lease.

          (e)   Supplementing  Articles  39  and  52  of the Lease,  Tenant

shall deposit with Landlord an additional security  deposit (or  letter  of

credit)   in  the amount of $105,738.66, which when added to  the  security deposit (or letter of credit) for  the  42nd Floor  Space, shall make for a total of $285,866.66.  Said amount, if and so long as Tenant is not then in default  under  any  of  the material  terms,  covenants  or conditions  of the Lease beyond any

                                    -4-
grace period, shall be reduced from $285,866.66 to $142,933.33  on the last day of the fourth Lease Year.

     4.    The   following  language shall be deemed to be  and  hereby  is substituted  in place and instead of the language of  the  third  paragraph on page 80B through page 80C of the Lease:



               "For purposes of this cap or limitation on escalation additional rents, the "Expense Factor" shall mean an amount equal to (x) The Percentage for expense escalation (2.779%) multiplied by (y) the Expenses for the base year; and The "Tax Factor" shall mean an amount equal to (x) The Percentage for real estate tax escalation (2.5868%) multiplied by (y) the real estate taxes payable for the base tax year.

               The   following  illustrates the manner in which  the  above
               is intended to operate:

               For example only: If the Expenses for the base year are $13,500,000 and the real estate taxes payable for the base tax year are $12,500,000, then the Expense Factor would be:

               2.779% x $13,500,000 or $375,165

               and the Tax Factor would be:

               2.5868% x $12,500,000 or $323,350

               accordingly, the total of Expense Payment and real estate tax escalation additional rent payable hereunder for the 1998 comparative year shall not be more than an amount equal to:

               10% x ($375,165 + $323,350) or $69,851.50

               the total Expense Payment and real estate tax escalation additional rent payable hereunder for the 1999 comparative year shall not be more than an amount equal to:

               20% x ($375,165 + $323,350) or $139,703



                                    -5-

               It is understood and agreed that there shall be no limitation or so-called cap on any increase in the amount of real estate tax or operation expense escalation additional rent due hereunder for the comparative year 2000 or for any comparative year thereafter during the term of this Lease."

     5.    Subdivision  (b)  of Article 45E on page 70 of the Lease (as  to

removal  of  internal stairway) shall be  deemed  to   be   and  hereby  is

deleted  from  the  Lease.  Tenant has advised it will keep  and  use  said internal  stairway.  Landlord confirms  that  Tenant's removal  obligations under Article 47A(i) on page 82 of the Lease shall not include the existing internal stairway between the  42nd Floor Space and the 41st Floor Space.

     6.    The   provisions  of  the cleaning schedule on page  65  of  the

Lease  and  Article 51I on page  94  of  the  Lease  are  hereby  clarified

so   as   to  confirm that Landlord's cleaning obligation, without  charge,

applies  to  the  public lavatories on the 41st floor  and   not   to   any

lavatory   within  the  demised premises  on  a multi-tenanted floor   such

as   the   41st  floor.   Such  cleaning obligation   of   Landlord   shall

include   supplying  the  public lavatories on the 41st floor with Building standard quantities  of Building standard soap, toilet paper and paper hand towels.

     7.   The  words  "the  expense"  shall be deemed added to the language in Article 46 (a) (v) in the margin at the bottom of  page 73 of the Lease,

so  that it reads " (v) the term "comparative year" for tax escalation  and the expense escalation  "comparative  year" shall mean..., etc.".



                                    -6-

      8.   The parties confirm and agree that the provisions of Article 51F on  page  93  of  the  Lease, respecting the Galbreath  Company,  L.P.  and

Helmsley-Spear,  Inc. are and shall be applicable to the leasing  hereunder of the 41st Floor Space.

      9.    In  Article  50 on page 89 of the Lease, the word  "originally"

shall be deemed to be and hereby is deleted from the fifth line thereof.

      10.  Article 45E(a) on page 70 of the Lease shall be deemed to be and hereby  is  modified so that Landlord, in connection with Tenant's  Initial

Alteration Work, in addition to described obligations as to asbestos, shall also, at Landlord's expense for the 41st Floor Space, erect a demising wall and create a public corridor.

      11.   Supplementing Subdivision D of Article 45 of the Lease,  Tenant

agrees  that, as part of its Initial Alteration Work, it shall  effect  all work  necessary  (i) to upgrade the existing common area bathrooms  on  the

41st  Floor so that they shall be equal to or better than Building standard for  such  bathrooms; and (ii) to cause the 41st Floor to comply  with  all requirements  of the American with Disabilities Act of 1990  and  New  York

City  Local  Law  No.  58/87 (including any rules  and  regulations  issued pursuant  thereto) with respect to bathrooms.  Such work shall be  effected in  accordance with the provisions of Subdivision D of Article 45  and  all

other  applicable  provisions  of  the  Lease  regarding  alterations   and

installations,  including,  without limitation,  Articles  3  and  47.   In

consideration of Tenant effecting such


                                    -7-
work,  Landlord agrees that Tenant shall  be  entitled  to  a  rent  credit in an amount equal to the 41st Floor Bathroom Credit Amount (as hereinafter defined),  which  rent  credit  shall  be  applied, until  fully  depleted,

against   the   first fixed annual rent due under the Lease  for  the  41st

Floor   Space,   from   and  after  the application  of  the  rent  credits

described  in Subdivisions (d) and (c) of Paragraph B  of  this  Agreement.

For  purposes  of  this Agreement,  the "41st Floor Bathroom Credit Amount"

shall  mean  the  first  $20,000 of the costs of  labor  and  materials  in effecting the work  described in this Paragraph 11.  Tenant agrees that  it

shall  provide Landlord with copies of paid bills  showing  the   cost   of

such   work.    If such bills total less than $20,000, then the 41st  Floor

Bathroom Credit shall be such lesser amount.

     12.  Except as herein modified,  all  of  the  other  terms, covenants and  conditions of the Lease are and shall remain in full force and effect,

and are hereby ratified and confirmed.

     13.   This Agreement shall be binding upon and  inure  to  the benefit

of    the   parties  hereto  and  their  respective  legal representatives,

successors and permitted assigns.



     IN WITNESS WHEREOF, the parties  hereto  have  executed  this


                                    -8-

Agreement as of the day and year first above written.







WITNESS: (As to Landlord)                MID CITY ASSOCIATES
                                         By:  Helmsley Spear, Inc., Agent



/s/ Jerome D. Cirillo                    By:  /s/Daniel E. Nerta
---------------------                    -----------------------

WITNESS: (As to Tenant)                  FIRST ALBANY COMPANIES INC.



/s/ Katherine R. Shaw                    By: /s/ Edwin T. Brondo
---------------------                    -----------------------

                    SECOND LEASE MODIFICATION AGREEMENT


     AGREEMENT, made as of this 12th day of July 1996, between MID-CITY

ASSOCIATES, a New York general partnership with an office at 60 East 42nd Street, New

York,  New  York 10165 (hereinafter called "Landlords"), and  FIRST  ALBANY
COMPANIES

INC., a New York corporation with an office at 30 South Pearl Street, Albany, New York

12207 (hereinafter called "Tenant").

                           WITNESSETH

     WHEREAS, Landlord is the landlord and Tenant is the tenant under  that certain  lease,  dated as of March 21, 1996, covering the  entire  rentable area  of  the  42nd  floor (the "42nd Floor Space)  of  the  building  (the

'tBuilding") known as One Penn Plaza, New York, New York, which  lease  was modified  by a certain Lease Modification Agreement, dated as of  June  17,

1996  (which  lease,  as so modified, and as same may have  otherwise  been modified through the date hereof, is hereinafter called the "Lease") ; and


     WHEREAS,  approximately 19,826 rentable square feet of  space  on  the

41st  floor  of  the Building (the "41st Floor Space")  was  added  to  the premises  demised  under the Lease pursuant to said  June  17,  1996  Lease

Modification Agreement; and


     WHEREAS, the parties wish to further modify the Lease so as to add  to the premises demised thereunder approximately 8,079 rentable square feet of space  on  the  40th floor of the Building, approximately as shown  on  the space diagram annexed hereto as Exhibit A and made a part hereof (the "40th

Floor Space"), in accordance with the terms and conditions hereinafter  set forth.


     NOW,  THEREFORE,  in  consideration of the  premises  and  the  mutual agreements contained herein, and for other good and valuable consideration,

the  receipt and sufficiency of which are hereby acknowledged, the  parties hereto hereby agree that the Lease be, and the Lease hereby is, modified as follows:


     1.    The 40th Floor Space is hereby added to the demised premises for a term commencing as provided in Article 45A of the Lease and ending on the last day of the twelfth Lease Year of the Lease (unless said term is sooner terminated as in the Lease provided).

                                    -1-

     2. The 40th Floor space is leased pursuant to all of the applicable terms, covenants of the Lease, including the same Lease Years as for the 41st and 42nd Floor Space, except as modified herein and except as hereinafter provided:

     3. For the 40th Floor Space:
          (a) The fixed annual rental rates (without electricity, and subject to increase by the Escalated Amount as in Article 46B on page 68 of the Lease defined and described) shall be as follows:
          $179,760 a year for each of the first and second Lease Years; $220,800 a year for the third Lease Year;
          $242,370 a year for each of the fourth and fifth Lease Years; $250,449 a year for each of the sixth, seventh, eighth and ninth Lease Years; and
          $258,528 a year for each of the tenth, eleventh and twelfth Lease
          Years.

     Accordingly, for the combined 40th Floor Space, 41st Floor Space and 42nd Floor Space, the fixed annual rental rates (without electricity, and subject to increase by the Escalated Amount as in Article 46B on page 68 of the Lease defined and described) shall be as follows:

$973,185 a year for first Lease Year;
$1,370,095 a year for the second Lease Year;
$1,728,505 a year for the third Lease Year;
$1,850,370 a year for each of the fourth and fifth Lease Years;
$1,912,049 a year for each of the sixth, seventh, eighth and ninth Lease Years; and
$1,973,728 a year for each of the tenth, eleventh, and twelfth Lease Years.

     (b) (i) The Percentage shall mean .3899% for real estate tax escalation which, when added to The Percentage for the 41st Floor Space and 42nd Floor Space, becomes a total of 2.9767% for the combined 40th Floor Space, 41st Floor Space and 42nd Floor Space.

        (ii) The Percentage shall mean .4189% for expense escalation which, when added to The Percentage for the 41st Floor Space and 42nd Floor Space, becomes a total of 3.1979% for the combined 40th Floor Space, 41st Floor Space and 42nd Floor Space.

                                    -2-

      (c) Supplementing Article 45F and 45G of the Lease, Landlord will reimburse Tenant for up to the first $43,788 of the costs of labor and materials for Tenant's Initial Alteration Work as on page 71 of the Lease described and provided, so that Landlord's total reimbursement to Tenant, subject to the provisions of Article 4SF and 45G, in connection with its Initial Alteration Work, shall be $1,791,268.

     Notwithstanding anything to the contrary contained in said Articles 45F and 45G, if such costs are lower than $1,791,268, then Tenant shall be entitled to an additional rent credit in an amount equal to the difference between such costs and $1,791,268, which rent credit shall be applied, until fully depleted, against the first fixed annual rent (without electricity) due under the Lease (as modified hereby), subject to the application of the rent credits described in subdivision (d) of this Paragraph 3 and Article 45H of the Lease. Any such costs in excess of $1,791,268 shall be paid promptly by Tenant.

     (d) Supplementing Article 45H of the Lease, for the 40th Floor Space Tenant shall be entitled to the following rent credits if and so long as Tenant is not then in default under any of the material terms, covenants or conditions of the Lease beyond any grace period: (i) a credit in the amount of $299,600, to be applied in equal installments of $14,980 per month against the 1st through the 20th month's rent due under the Lease; and (ii) a rent credit in the amount of $8,269.45, to be applied against the 20th month's rent due under the Lease.

     (e) Supplementing Articles 39 and 52 of the Lease, Tenant Shall deposit with Landlord an additional security deposit (or letter of credit) in the amount of $43,088, which when added to the security deposit (or letter of credit) for the 41st Floor Space and 42nd Floor Space, shall make for a total of $328,954.66. Said amount, if and so long as Tenant is not then in default under any of the material terms, covenants or conditions of the Lease beyond any grace period, shall be reduced from $328,954.66 to $164,477.33 on the last day of the fourth Lease Year.

     4. The following language shall be deemed to be and hereby is substituted in place and instead of the language of the third paragraph on page 80B through page 80C of the Lease:
          "For purposes of this cap or limitation on escalation additional rents, the "Expense Factor" shall mean an amount equal to (x) The Percentage for expense escalation (3.1979%) multiplied by
          (y) the expenses for the base year; and The "Tax Factor" shall


                                    -3-
          mean an amount equal to (x) The Percentage for real estate tax escalation (2.9767%) multiplied by (y) the real estate taxes payable for the base tax year.

          The following illustrates the manner in which the above is intended to operate:

          For example only: If the Expenses for the base year are $13,500,000 and the real estate taxes payable for the base tax year are $12,500,000, then the Expense Factor would be:

          3.1979% x $13,500,000 or $431,716.50

          and the Tax Factor would be:

          2.9767% x $12,500,000 or $372,087.50

          accordingly,  the total of Expense Payment and  real  estate  tax
          escalation  additional  rent  payable  hereunder  for  the   1998
          comparative year shall not be more than an amount equal to:
          10% x ($431,716.50 + $372,087.50) or $80,380.40

          the   total  Expense  Payment  and  real  estate  tax  escalation additional rent payable hereunder for the 1999 comparative year shall not be more than an amount equal to:

          20% x ($431,716.50 + $372,087.50) or $160,760.80

          It in understood and agreed that there shall be no limitation or so-called cap on any increase in the amount of real estate tax or operation expense escalation additional rent due hereunder for the comparative year 2000 or for any comparative year thereafter during the term of this Lease.


     5. Tenant has advised it will keep and use the existing internal stairway between the 40th Floor Space and the 41st Floor Space. Landlord confirms that Tenant's removal obligations under Article 47A(i) on page 82 of the Lease shall not include said internal stairway.



                                   - 4 -

     6. The provisions of the cleaning schedule on page 65 of the Lease and

Article  51I on page 94 of the Lease are hereby clarified so as to  confirm that  Landlord's cleaning obligation, without charge, applies to the public lavatories  on  the 40th floor and not to any lavatory within  the  demised premises  on  a multi-tenanted floor such as the 40th floor. Such  cleaning obligation of Landlord shall include supplying the public lavatories on the

40th  floor  with Building standard quantities of Building  standard  soap,

toilet paper and paper hand towels.

     7. The parties confirm and agree that the provisions of Article 51F on page  93 of the Lease, respecting the Galbreath Company, L.P. and Helmsley-

Spear,  Inc., are and shall be applicable to the leasing hereunder  of  the

40th Floor Space.

     8.  Article 45E(a) on page 70 of the Lease shall be deemed to  be  and hereby  is  modified so that Landlord, in connection with Tenant's  Initial

Alteration Work, in addition to described obligations as to asbestos, shall also,  at  landlord's expense, for the 40th Floor Space, erect  a  demising wall and create a public corridor.

     9.  Except  as herein modified, all of the other terms, covenants  and conditions of the Lease are and shall remain in full force and effect,  and are hereby ratified and confirmed.

     10.  This Agreement shall be binding upon and inure to the benefit  of the  parties hereto and their respective legal representatives,  successors and permitted designs.



     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



WITNESS: (As to Landlord)                MID CITY ASSOCIATES
                                         By:  Helmsley Spear, Inc., Agent

/s/ Jerome D. Cirillo                    By:  /s/Daniel E. Nerta
---------------------                    -----------------------

WITNESS: (As to Tenant)                  FIRST ALBANY COMPANIES INC.


/s/ Katherine R. Shaw                    By: /s/ Edwin T. Brondo
---------------------                    -----------------------

                                    -5-
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